UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant  ☒                              Filed by a party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CHEGG, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 17, 2025
To Our Stockholders,
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Chegg, Inc., which will be held virtually via live audio webcast at https://web.lumiconnect.com/299143484 (password: CHGG2025) on Wednesday, June 4, 2025 at 9:00 a.m. Pacific Time. To attend and participate in the Annual Meeting, you will need the control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card. As always, we encourage you to vote your shares prior to the Annual Meeting.
We have elected to deliver our proxy materials to our stockholders over the Internet in accordance with U.S. Securities and Exchange Commission ("SEC") rules. We believe that this delivery process reduces our environmental impact and lowers the costs of printing and distributing our proxy materials without impacting our stockholders’ timely access to this important information. On April 17, 2025, we sent a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders, which contains instructions on how to access our proxy materials for our Annual Meeting, including our proxy statement and annual report to stockholders. The Notice also provides instructions on how to vote by telephone or via the Internet and includes instructions on how to receive a paper copy of the proxy materials by mail.
The matters to be acted upon are described in the accompanying notice of Annual Meeting and proxy statement.
We hope that you will be able to join us at our virtual Annual Meeting. Whether or not you plan to attend the meeting, it is important that you cast your vote either by voting at the virtual Annual Meeting or by proxy before the Annual Meeting. Your vote is important.
Sincerely,

Nathan Schultz President, Chief Executive Officer and Director

Notice of 2025 Annual Meeting

To Our Stockholders:
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (“Annual Meeting”) of Chegg, Inc. (“Chegg,” “Company,” “we,” “us” or “our”) will be held on Wednesday, June 4, 2025, at 9:00 a.m. Pacific Time. Stockholders will be able to listen, vote and submit questions at https://web.lumiconnect.com/299143484 (password: CHGG2025) during the meeting. To attend and participate in the Annual Meeting, you will need the control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card.
We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:

Meeting Details
DATE
Wednesday, June 4, 2025
TIME
9:00 a.m. Pacific Time
LOCATION
web.lumiconnect.com
/299143484
YOUR VOTE IS VERY IMPORTANT
Each share of our common stock that you own represents one vote. For questions regarding your stock ownership, if you are a registered holder, you can contact our transfer agent, Equiniti Trust Company, LLC, through their website at www.equiniti.com or by phone at 1-800-937-5449.

1
To elect one Class III director named in the proxy statement to serve until the third Annual Meeting of Stockholders following this meeting and until her successor is elected and qualified or until her resignation or removal.

2	To approve, on a non-binding advisory basis, the compensation of our named executive officers for the year ended December 31, 2024.
3	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
4	To approve the Amendment to the 2023 Equity Incentive Plan.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on April 7, 2025 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A list of stockholders eligible to vote at the Annual Meeting will be available for review during our regular business hours at our principal executive office at 3990 Freedom Circle, Santa Clara, California 95054 for the ten days prior to the meeting for any purpose related to the Annual Meeting.

Participation in Our Virtual Annual Meeting
The 2025 Annual Meeting will be held entirely online. As described in our proxy materials for the Annual Meeting, you are entitled to participate in our Annual Meeting if you were a stockholder of record of our common stock at the close of business on April 7, 2025. To attend and participate in the Annual Meeting at https://web.lumiconnect.com/299143484 (password: CHGG2025), you must enter the control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card next to the label “Control Number.”
Online access to the Annual Meeting website will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your device. We encourage you to access the Annual Meeting website in advance of the designated start time.
You may vote during the Annual Meeting by following the instructions available on the Annual Meeting website. If you are the beneficial owner of shares held in street name and you want to vote your shares during the Annual Meeting, you must obtain a "legal" proxy from your broker or nominee. You should contact your broker or nominee or refer to the instructions provided by your broker or nominee for further information.
It is important that you read the proxy materials made available to you, including the Notice of 2025 Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (collectively, the “proxy materials”), and we encourage you to vote your shares of common stock in advance of the Annual Meeting by one of the methods described in the proxy materials.
Whether or not you plan to virtually attend the Annual Meeting, we strongly urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials.
YOUR VOTE IS VERY IMPORTANT. Each share of our common stock that you own represents one vote. For questions regarding your stock ownership, if you are a registered holder, you can contact our transfer agent, Equiniti Trust Company, LLC, through their website at www.equiniti.com or by phone at 1-800-937-5449.
By Order of the Board of Directors,
Woodie Dixon, Jr.
Chief Legal Officer and Corporate Secretary
Santa Clara, California
April 17, 2025
Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on Wednesday, June 4, 2025, at 9:00 a.m. Pacific Time at https://web.lumiconnect.com/299143484 (password: CHGG2025). The proxy statement and annual report to stockholders are available at investor.chegg.com/sec-filings.
Whether or not you expect to attend the meeting, we encourage you to read the proxy statement and vote by telephone or via the Internet or request, sign and return your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled “General Information About the Meeting” beginning on page 4 of the proxy statement and the instructions on the Notice of Internet Availability of Proxy Materials that was mailed to you.

Proxy Summary

Meeting Details				2024 Business Highlights 6.6M Subscription Services Subscribers $618M Total Revenue $50M Free Cash Flow(1) 24% Adjusted EBITDA Margin(1)

DATE Wednesday, June 4, 2025	TIME 9:00 a.m. Pacific Time	LOCATION web.lumiconnect.com/ 299143484 (password: CHGG2025)

Ways to Vote You may vote during the Annual Meeting by following the instructions on the Annual Meeting website.

VOTE VIA INTERNET In order to do so, please follow the instructions shown on your Notice or Proxy Card.	VOTE VIA PHONE In order to do so, please follow the instructions shown on your Notice or Proxy Card.	VOTE VIA MAIL Sign, date and return proxy card in the envelope provided.

Voting Recommendations

Proposal		Recommendation	Page

1	Election of one Class III director (Proposal No. 1). •Marcela Martin	FOR DIRECTOR NOMINEE	21
2	To approve, on a non-binding advisory basis, the compensation of our named executive officers for the year ended December 31, 2024 (Proposal No. 2).	FOR	31
3	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal No. 3).	FOR	33
4	To approve the Amendment to the 2023 Equity Incentive Plan (Proposal No. 4).	FOR	35

(1)	See Appendix A for a reconciliation of generally accepted accounting principles in the United States ("GAAP") to non-GAAP measures and other information.

Chegg, Inc.	1	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROXY SUMMARY
2025 Director Nominee
We introduce our 2025 director nominee below.

				Committee Memberships
Name	Age	Director Since	Independent	Audit Committee	Compensation Committee	Governance and Sustainability Committee

Marcela Martin	53	2021	YES	■
■ - Member
Diversity of the Board(1)

TENURE	AGE	GENDER	INDEPENDENCE	RACE/ETHNICITY

(1)	Percentages may not sum to 100% due to rounding.

Help students achieve better outcomes The guiding principle behind every decision that we make. Period.

Chegg, Inc.	2	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROXY SUMMARY
Board of Directors Experience
The matrix below highlights leadership experience with responsible business practices and corporate culture of our directors. While these characteristics are considered by the Board of Directors and the Governance and Sustainability Committee in connection with the director nomination process, the following matrix is self-reported and does not encompass all experience, qualifications, attributes, or skills of our directors.

Name	International	Senior Executive	AI and Tech Innovation	Public BoD	Risk Management	Finance & Accounting	Brand or Marketing	Cybersecurity	Education	Performance and Sustainability

Renee Budig	■	■		■	■	■		■
Marne Levine	■	■	■		■		■		■	■
Marcela Martin	■	■	■	■	■	■		■		■
Dan Rosensweig	■	■	■	■	■	■	■	■	■	■
Nathan Schultz	■	■	■			■			■
Richard Sarnoff	■	■		■	■	■			■
Ted Schlein	■	■	■	■	■	■	■	■	■	■
Melanie Whelan	■	■	■		■	■	■		■	■
John (Jed) York	■	■			■	■				■

International - Experience with international operations.
Senior Executive - Experience as a CEO or senior executive at a public company or other large organization.
AI and Tech Innovation - Experience with artificial intelligence, or other innovative technology/software products and services.
Public BoD - Experience as a director of another public company.
Risk Management - Experience in risk management.
Finance & Accounting - Expertise in financial statements and accounting.
Brand or Marketing - Experience with brand or marketing.
Cybersecurity - Expertise in technology and cybersecurity.
Education - Expertise in education.
Performance and Sustainability - Leadership experience with responsible business practices.

Chegg, Inc.	3	Proxy Statement for the 2025 Annual Meeting of Stockholders

General Proxy Information

Information About Solicitation and Voting
The accompanying proxy is solicited on behalf of the Board of Directors (“Board of Directors”) of Chegg, Inc. (“Chegg,” “Company,” “we,” “us” or “our”), for use at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 4, 2025, at 9:00 a.m. Pacific Time, and any adjournment or postponement thereof.
The Annual Meeting will be held in a virtual-only format. Stockholders who would like to attend the Annual Meeting should plan to participate via live webcast, which will be available at the following address: https://web.lumiconnect.com/299143484 (password: CHGG2025). To attend and participate in the virtual Annual Meeting, you will need the control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card. Online access to the Annual Meeting website will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your device. We encourage you to access the Annual Meeting website in advance of the designated start time.
Internet Availability of Proxy Materials
Under rules adopted by the SEC, we are furnishing proxy materials to our stockholders primarily via the Internet instead of mailing printed copies of those materials to each stockholder. As a result, on or about April 17, 2025, we sent our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials, including our proxy statement and our Annual Report. The Notice also provides instructions on how to access your proxy card to vote by telephone or via the Internet.
This process is designed to reduce our environmental impact and lower the costs of printing and distributing our proxy materials without impacting our stockholders’ timely access to this important information. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice.
General Information About the Meeting
Purpose of the Meeting
At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, we will consider any other matters that are properly presented for a vote at the meeting. As of April 17, 2025, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly presented for a vote at the meeting, the persons named in the proxy, who are our officers, have the authority in their discretion to vote the shares of our common stock represented by the proxy. Following the meeting, management will respond to questions from any stockholders who have joined

Chegg, Inc.	4	Proxy Statement for the 2025 Annual Meeting of Stockholders

GENERAL PROXY INFORMATION
the Annual Meeting with their control numbers, which is included in their Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card.
Record Date and Shares Outstanding
Stockholders of record at the close of business on April 7, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on April 7, 2025, the Company had 105,376,973 shares of common stock issued and outstanding.
Quorum
The holders of a majority of the voting power of the shares of our common stock issued and outstanding and entitled to vote at the meeting as of the record date must be present in person or represented by proxy at the meeting to hold the meeting and conduct business. This presence is called a quorum. Abstentions and broker non-votes (as defined below) will be counted towards the quorum requirement.
Voting Rights
Each holder of shares of our common stock is entitled to one vote for each share of our common stock held as of the close of business on April 7, 2025, the Record Date. You may vote all shares owned by you as of April 7, 2025, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee (collectively referred to in this proxy statement as your “Broker”).
Stockholder of Record: Shares Registered in Your Name. If, on April 7, 2025, your shares of our common stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the meeting or vote by telephone, via the Internet, or if you request or receive paper proxy materials by mail, by filling out and returning the proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker. If, on April 7, 2025, your shares of our common stock were held in an account with a Broker, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your Broker on how to vote the shares of our common stock held in your account. However, the Broker that holds your shares of our common stock is considered the stockholder of record for purposes of voting at the meeting. Because you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid "legal" proxy from the Broker that holds your shares giving you the right to vote the shares at the meeting.
Required Vote
Proposal No. 1. Our Amended and Restated Bylaws require that each director be elected by the majority of votes cast (excluding abstentions and broker “non-votes”) by the holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote at the election of directors with respect to such director in uncontested elections. Any individual nominated in Proposal No. 1 for election to the Board of Directors for whom the number of votes cast “FOR” such director’s election exceeds the number of votes cast “AGAINST” such director's election will be elected. You may also vote to “ABSTAIN” on this proposal, but abstentions and broker “non-votes” will not have any effect on this proposal.
Proposal No. 2. The affirmative “FOR” vote of a majority of the voting power of the shares of stock entitled to vote on this proposal that are present in person or represented by proxy at the Annual Meeting and are voting for or against the proposal is required to approve, on an advisory and non-binding basis, the compensation awarded to our named executive officers for the year ended December 31, 2024. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker “non-votes” will not have any effect on the proposal to approve, on an advisory and non-binding basis, the compensation awarded to our named executive officers for the year ended December 31, 2024. Although this say-on-pay vote is advisory and, therefore, will

Chegg, Inc.	5	Proxy Statement for the 2025 Annual Meeting of Stockholders

GENERAL PROXY INFORMATION
not be binding on us, our Compensation Committee and our Board of Directors value the opinions of our stockholders. Accordingly, to the extent there is a significant vote against the compensation of our named executive officers, we will consider our stockholders’ concerns and the Compensation Committee will evaluate what actions may be necessary or appropriate to address those concerns.
Proposal No. 3. The affirmative “FOR” vote of a majority of the voting power of the shares of stock entitled to vote on this proposal that are present in person or represented by proxy at the Annual Meeting and are voted for or against this proposal is required to ratify the selection of Deloitte and Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker “non-votes” will not have any effect on the proposal to ratify the selection of Deloitte and Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. This proposal is a "routine" matter and we therefore expect brokers to vote on this proposal, so that there will be no broker "non-votes" on this proposal.
Proposal No. 4. The affirmative “FOR” vote of a majority of the voting power of the shares of stock entitled to vote on this proposal that are present in person or represented by proxy at the Annual Meeting and are voted for or against this proposal is required to approve the Amendment to the 2023 Equity Incentive Plan. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker “non-votes” will not have any effect on the proposal to approve the Amendment to the 2023 Equity Incentive Plan.
“Broker non-votes” occur when shares of our common stock held by a Broker for a beneficial owner are not voted either because (i) the Broker did not receive voting instructions from the beneficial owner or (ii) the Broker lacked discretionary authority to vote the shares. Broker non-votes are counted for purposes of determining whether a quorum is present, and have no effect on the outcome of the matters voted upon. A Broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. Absent instructions from the beneficial owner of such shares, a Broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 3) is considered a routine matter. Proposal Nos. 1, 2 and 4 are non-routine matters. If your shares are held through a Broker, those shares will not be voted with regard to Proposal Nos. 1, 2 and 4 unless you affirmatively provide the broker instruction on how to vote. Accordingly, we encourage you to provide voting instructions to your Broker, whether or not you plan to attend the Annual Meeting.
Recommendations of the Board of Directors on Each of the Proposals Scheduled to be Voted on at the Meeting
The Board of Directors recommends that you vote:
•Proposal No. 1 - FOR the Class III director named in this proxy statement.
•Proposal No. 2 - FOR the approval of the compensation of our named executive officers for the year ended December 31, 2024 as disclosed in this proxy statement.
•Proposal No. 3 - FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
•Proposal No. 4 - FOR the approval of the Amendment to the 2023 Equity Incentive Plan.

Chegg, Inc.	6	Proxy Statement for the 2025 Annual Meeting of Stockholders

GENERAL PROXY INFORMATION
Voting Instructions; Voting of Proxies
Stockholders as of the Record Date may:
•Vote at the Annual Meeting – You may vote during the Annual Meeting by following the instructions on the Annual Meeting website.
•Vote via telephone or via the Internet – Please follow the instructions shown on your Notice or proxy card.
•Vote by mail – If any individual stockholders request and receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the Annual Meeting in the envelope provided.
Votes submitted by telephone or via the Internet must be received by 11:59 p.m., Eastern Time, on June 3, 2025. Submitting your proxy (whether by telephone, via the Internet or by mail if you request or received a paper proxy card) will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your Broker to direct it how to vote your shares. For Proposal No. 1, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting with respect to the nominee to the Board of Directors; for Proposal No. 2, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting; for Proposal No. 3, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting; and for Proposal No. 4, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares of our common stock should be voted on a particular proposal at the meeting, your shares will be voted in accordance with the recommendations of our Board of Directors stated above.
If you received the Notice, please follow the instructions included on the Notice on how to access your proxy card and vote by telephone or via the Internet. If you do not vote and you hold your shares of our common stock in street name, and your Broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares of our common stock that constitute broker non-votes will be counted for the purpose of establishing a quorum for the meeting.
If you receive more than one proxy card or more than one Notice, your shares of our common stock are registered in more than one name or are registered in different accounts. To make certain all of your shares of our common stock are voted, please follow the instructions included on the Notice regarding how to access each proxy card and vote each proxy card by telephone or via the Internet. If you requested or received paper proxy materials by mail, please complete, sign and return each proxy card to ensure that all of your shares are voted.
Even if you plan on attending the Annual Meeting virtually, we strongly recommend that you vote your shares in advance of the Annual Meeting as instructed above.
Soliciting Proxies
Chegg has retained Georgeson LLC to assist in the solicitation of proxies for a fee of $15,000. The expenses of soliciting proxies will be paid by Chegg. Following the original mailing of the soliciting materials, Chegg and its agents may solicit proxies by mail, email, telephone, facsimile or by other similar means. Our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email, or otherwise. Following the original mailing of the soliciting materials, Chegg will request Brokers to forward copies of the soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies. In such cases, Chegg, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote via the Internet, you are responsible for any Internet access charges you may incur.

Chegg, Inc.	7	Proxy Statement for the 2025 Annual Meeting of Stockholders

GENERAL PROXY INFORMATION
Revocability of Proxies
A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the meeting by:
•delivering to the Corporate Secretary of the Company by a written notice stating that the proxy is revoked;
•signing and delivering a proxy bearing a later date;
•voting again by telephone or via the Internet; or
•attending and voting at the meeting (although attendance at the meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a Broker and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions. In the event of multiple online or telephone votes by a stockholder, each vote will supersede the previous vote and the last vote cast will be deemed to be the final vote of the stockholder unless revoked during the virtual meeting.
Electronic Access to the Proxy Materials
The Notice will provide you with instructions regarding how to:
•view our proxy materials for the meeting via the Internet; and
•instruct us to send our future proxy materials to you electronically by email.
Receiving your proxy materials by email will reduce the impact of our Annual Meeting of Stockholders on the environment and lower the costs of printing and distributing our proxy materials. Unless you choose to receive printed copies of our proxy materials, you will receive an email with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the meeting. The preliminary voting results will be announced at the meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the meeting.

Commitment to the learning journey Putting students first.

Chegg, Inc.	8	Proxy Statement for the 2025 Annual Meeting of Stockholders

Performance, Sustainability and Corporate Governance

Performance, Sustainability and Governance Matters
Chegg is a mission-driven company. We put learners first and seek to improve their outcomes in school and beyond. We strive to improve the overall return on investment in education by helping students learn more in less time and at a lower cost.
We aim to support and accelerate the path students take from learning to earning. This includes online tools for academia in a digital world and extends beyond the classroom with non-academic content and offerings into their professional careers with skills training. We help students each step of the way to improve the outcome of their education. To do this, we focus on listening to their needs, elevating and amplifying their voice, and taking action to provide real life solutions.
This sentiment is weaved into everything we do and supports our commitment to Performance, Sustainability and Governance matters. We are committed to making a difference on the issues that matter to learners, our employees, stockholders, and other key stakeholders and to ensure these issues positively impact company performance.
PERFORMANCE, SUSTAINABILITY AND GOVERNANCE MANAGEMENT AND OVERSIGHT
Formal responsibilities for the implementation and management of programs that involve Performance, Sustainability and Governance initiatives are held by functional team leaders throughout Chegg. At the most senior levels, including our Chief People Officer, Chief Information Security Officer, Chief Legal Officer, and Vice President, Investor Relations & ESG, these leaders regularly report to our Board of Directors on issues related to Performance, Sustainability and Governance, including our greenhouse gas emissions data.
Chegg's Governance and Sustainability Committee maintains oversight over the majority of Chegg's material Performance, Sustainability and Governance topics, while some topics, such as pay equity, are overseen by our Compensation Committee, and others, such as data security and privacy, are overseen by our Audit Committee.

Chegg, Inc.	9	Proxy Statement for the 2025 Annual Meeting of Stockholders

PERFORMANCE, SUSTAINABILITY AND CORPORATE GOVERNANCE
PERFORMANCE, SUSTAINABILITY AND GOVERNANCE FRAMEWORK
We categorize our efforts to support key Performance, Sustainability and Governance issues into six pillars.

FOCUS ON PEOPLE	ACT RESPONSIBLY	HELP LEARNERS	OPERATE SUSTAINABLY	GIVE BACK	GOVERN EFFECTIVELY

•Culture, Belonging and Inclusion •Human Capital Management •Employee Engagement •Employee Health, Safety, and Wellbeing	•Privacy and Cybersecurity •Ethics/Compliance •Academic Integrity •Responsible Marketing •Technology Innovation and Performance	•Product Impacts and Learning Outcomes •Access to Education •Holistic Approach to Learner Success	•Climate Change Risks and Opportunities •Environmental Impact •Natural Resource Management	•Community Engagement •Philanthropy •Research and Advocacy	•Corporate Governance •Corporate Behavior
Focus on People. We focus on people by making Chegg a great place to work. We foster an environment centered on respect for all people, where diversity and inclusion are celebrated, and people have the opportunity to develop and advance their careers. Our employees are one of our biggest competitive advantages, and it is our responsibility to take care of them. We do this by offering an array of wellness and personal development programs, including health benefits, tuition reimbursement, mental health support, childcare credit and tools, paid parental leave, flexible PTO, professional leadership coaching, student debt repayment and ergonomic workplace design, to name a few.
Act Responsibly. We understand that to be a true customer champion and to gain and preserve our customers’ trust, we must operate all facets of our business with integrity. We hold ourselves to the highest ethical standards and strive for full compliance with applicable laws and regulations. Our mission-driven nature is what attracted many of us to Chegg and keeps us here year after year. We believe this contributes to our strong values-driven culture and our shared respect for both legal and ethical business practices.
Help Learners. Learners are evolving and so is Chegg. The modern learner looks very different than they once did. They are older, many have families, and they are juggling work and school at the same time, so it comes as no surprise that they need more flexibility when it comes to education. Learners tell us that they need affordable, on-demand help and unfortunately, they are often unable to get that help from the institutions they pay to teach them. We combine our proprietary student data and artificial intelligence technology to serve as a personalized learning assistant for students and provide conversational, interactive, on-demand learning tools that are better able to predict students’ needs without them having to ask. We are extremely proud to offer an integrated platform for learning that has helped so many learners on their education journey by providing them with the type of help they need, when they need it, in the format they want to receive it.

Chegg, Inc.	10	Proxy Statement for the 2025 Annual Meeting of Stockholders

PERFORMANCE, SUSTAINABILITY AND CORPORATE GOVERNANCE
Operate Sustainably. We are focused on sustainable operations and are committed to minimizing the environmental impact of our business. We know that we owe it to our customers, employees, and society to use environmentally sound practices. This commitment impacts our operations, energy usage, and office buildings. Further, we strive to work with vendors that have similar values around operating sustainably. As part of our commitment to operate sustainably, Chegg measures and discloses its scope 1, 2, and 3 greenhouse gas emissions, with the goal of minimizing these emissions over time.
Give Back. Chegg and Chegg.org address issues facing the modern learner. We support organizations whose initiatives benefit learners and our communities such as those that remove barriers to education, empower student physical and mental well-being, or tackle food insecurity. We also empower our employee resource groups' work to support their shared communities by providing annual funding for philanthropic grants, leadership training, and executive sponsorship. Chegg’s business activities and major themes of our philanthropic and community efforts align with many of the U.N.’s Sustainable Development Goals, and we have identified four of these goals (#4 – Quality Education, #3 – Good Health and Well-Being, #2 – Zero Hunger, #8 – Decent Work and Economic Growth, and #10 – Reduced Inequalities) for which Chegg’s influence is greatest.
Govern Effectively. Chegg has a commitment to strong corporate governance practices. Corporate governance is part of our culture and is founded in our daily commitment to living values and principles that recognize our ethical obligations to our employees, customers and stockholders.
AWARDS AND RECOGNITION
•Chegg has a AAA MSCI ESG Rating, the highest possible rating.1.
•Chegg has been certified as a "Great Place to Work" since 2018.
•In 2024, Chegg was voted one of Fortune’s Best Small and Medium Workplaces for Millennials, and Technology, one of Fortune’s Best Medium Workplaces, and one of Fortune’s Best Small Workplaces in the Bay Area.
•Chegg won 8 best workplace awards from Comparably’s 2024 lists: Best Company Culture, Best Company for Career Growth, Best Company Leadership, Best Company Perks & Benefits, Best Company Work-Life Balance, Best Company Compensation, Best CEO, Best Company Happiness.
Additional information on our Performance, Sustainability and Governance efforts is available on the Investor Relations section of our website, which is located at https://investor.chegg.com/esg. Our website addresses in this proxy statement are included as inactive textual references only. The information contained on or accessible through these websites is not incorporated by reference into this proxy statement.

(1)	As of 03/13/2024.

Chegg, Inc.	11	Proxy Statement for the 2025 Annual Meeting of Stockholders

PERFORMANCE, SUSTAINABILITY AND CORPORATE GOVERNANCE
Corporate Governance Guidelines
Chegg is strongly committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management can pursue our strategic objectives for the benefit of our stockholders.
Our Board of Directors has adopted Corporate Governance Guidelines that set forth our expectations for directors, director independence standards, board committee structure and functions, and other policies regarding our corporate governance. Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website, which is located at https://investor.chegg.com, under “Corporate Governance.” The Corporate Governance Guidelines are reviewed at least annually by our Governance and Sustainability Committee, and any warranted changes are recommended to our Board of Directors.
Board Leadership Structure
Our Corporate Governance Guidelines provide that our Board of Directors shall be free to choose its Chairperson, or Co-Chairperson, in any way that it considers in the best interests of our Company, and that the Governance and Sustainability Committee shall periodically consider the leadership structure of our Board of Directors and make such recommendations related thereto to our Board of Directors as the Governance and Sustainability Committee deems appropriate. Our Board of Directors does not have a policy on whether the role of the Chairperson, or of the Co-Chairperson, and Chief Executive Officer should be separate and believes that it should maintain flexibility in determining a board leadership structure appropriate for us from time to time.
Our Board of Directors believes that we and our stockholders currently are best served by having Dan Rosensweig, our Executive Chairman, serve as a Co-Chairperson of our Board of Directors, considering his experience, expertise, knowledge of our business and operations and strategic vision. As Co-Chairperson of our Board of Directors, Mr. Rosensweig presides over meetings of the Board of Directors along with the other Co-Chairperson, and holds such other powers and carries out such other duties as are customarily carried out by a Co-Chairperson of the Board of Directors. Our other Co-Chairperson of the Board is Richard Sarnoff, an independent director. Our Board of Directors believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our Board of Directors and sound corporate governance policies and practices. It is expected that, effective as of immediately prior to the Annual Meeting, Marne Levine will be appointed as lead independent director, assuming that role as Mr. Sarnoff steps away from the Co-Chairperson of the Board role while remaining on our Board of Directors.
Our Board of Directors’ Role in Risk Oversight
Our Board of Directors, as a whole, has responsibility for risk oversight, although the committees of our Board of Directors oversee and review risk areas which are particularly relevant to them. The risk oversight responsibility of our Board of Directors and its committees is supported by our management reporting processes, which are designed to provide visibility to the Board of Directors and to our personnel that are responsible for risk assessment and information management about the identification, assessment and management of critical risks and management’s risk mitigation strategies. These areas of focus include, but are not limited to, competitive, economic, operational, strategic, financial (accounting, credit, liquidity and tax), legal, regulatory, cybersecurity, compliance and reputational risks.

Chegg, Inc.	12	Proxy Statement for the 2025 Annual Meeting of Stockholders

PERFORMANCE, SUSTAINABILITY AND CORPORATE GOVERNANCE
Each committee of the Board of Directors meets in executive session with key management personnel and representatives of outside advisers to oversee risks associated with their respective principal areas of focus. The Audit Committee reviews our major financial and cybersecurity risk exposures and the steps management has taken to monitor and limit such exposures, including our risk assessment and risk management policies and guidelines. With respect to cybersecurity, the Audit Committee provides independent oversight of our Information Security and Governance Program (the “ISP”). As a component of the ISP, the Audit Committee receives a report on the health and performance of the ISP quarterly. The Governance and Sustainability Committee provides oversight with respect to director selection, effectiveness and independence of our Board of Directors, committee functions and charters, adherence to our Sustainability and Governance framework, and other corporate governance matters. The Compensation Committee reviews our major compensation-related risk exposures, human capital management, diversity and inclusion, senior management succession planning, including consideration of whether compensation rewards and incentives encourage undue or inappropriate risk taking by our personnel, and the steps management has taken to monitor or mitigate such exposures.
Independence of Directors
The rules, regulations and listing standards of the New York Stock Exchange (the “NYSE”) generally require that a majority of the members of our Board of Directors be independent. In addition, the NYSE rules, regulations and listing standards generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees to be independent.
Our Board of Directors determines the independence of our directors by applying the independence principles and standards established by the NYSE. These provide that a director is independent only if the Board of Directors affirmatively determines that the director has no direct or indirect material relationship with Chegg. They also specify various relationships that preclude a determination of director independence. Material relationships may include commercial, industrial, consulting, legal, accounting, charitable, family and other business, professional and personal relationships.
Applying these standards, our Board of Directors annually reviews the independence of our directors, taking into account all relevant facts and circumstances. In its most recent review, the Board of Directors considered, among other things, the relationships that each non-employee director has with Chegg and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director.
Based upon this review, our Board of Directors affirmatively determined that Renee Budig, Marne Levine, Marcela Martin, Richard Sarnoff, Ted Schlein, Melanie Whelan and John (Jed) York are "independent" in accordance with NYSE listing standards applicable to boards of directors in general, and Sarah Bond and Paul LeBlanc, each of whom left our Board of Directors during 2024, was "independent" during the period they served on our Board of Directors during 2024.
All members of our Audit Committee, Compensation Committee, and Governance and Sustainability Committee must be independent directors as defined by our Corporate Governance Guidelines. Members of the Audit Committee and the Compensation Committee must also satisfy separate SEC independence requirements, as described in more detail below. Our Board of Directors has determined that all Renee Budig, Marcela Martin, Richard Sarnoff and Ted Schlein are "independent" in accordance with the NYSE listing standards and SEC rules applicable to boards of directors in general and audit committee members in particular, and that Melanie Whelan, Renee Budig and Marne Levine are "independent" in accordance with the NYSE listing standards and SEC rules applicable to boards of directors in general and compensation committee members in particular.

Chegg, Inc.	13	Proxy Statement for the 2025 Annual Meeting of Stockholders

PERFORMANCE, SUSTAINABILITY AND CORPORATE GOVERNANCE
Committees of Our Board of Directors
Our Board of Directors has established three standing committees: an Audit Committee, a Compensation Committee, and a Governance and Sustainability Committee. Members serve on these committees until they resign or until otherwise determined by our Board of Directors. Our Board of Directors assesses the composition of the committees at least annually to consider whether committee assignments should be rotated. Each committee is governed by a written charter. The charters for each committee can be obtained, without charge, on the Investor Relations section of our website, https://investor.chegg.com, under “Corporate Governance.” The composition and responsibilities of each committee are described below:
AUDIT COMMITTEE
The composition of our Audit Committee meets the requirements for independence under the rules, regulations and listing standards of the NYSE and the rules and regulations of the SEC, which provide that the members may not accept directly or indirectly any consulting, advisory or other compensatory fee from Chegg or any of its subsidiaries other than their directors’ compensation (including in connection with such member’s service as a partner, member or principal of a law firm, accounting firm or investment banking firm that accepts consulting or advisory fees from Chegg or any of its subsidiaries). Each member of our Audit Committee is financially literate as required by the rules, regulations and listing standards of the NYSE. In addition, our Board of Directors has determined that Mses. Budig and Martin are Audit Committee financial experts within the meaning of Item 407(d) of Regulation S-K of the Securities Act of 1933, as amended (Regulation S-K of the Securities Act of 1933, as amended, shall be referred to herein as “Regulation S-K”). The Audit Committee’s responsibilities include, among others:

Audit Committee
•Assisting our Board of Directors in overseeing the integrity of our financial statements and accounting and financial reporting processes and the audits of our financial statements, as well as our compliance with legal and regulatory requirements;
•Selecting and overseeing our independent auditors;
•Reviewing and evaluating the qualifications, independence, and performance of our independent auditors;
•Monitoring the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by our independent auditors and our financial and senior management;
•Overseeing the performance of our internal audit function;
•Facilitating communication among our independent auditors, our financial and senior management, and our Board of Directors;
•Discussing the results of the audit with our independent auditors, and reviewing, with management and the independent auditors, our interim and year-end operating results; and
•Reviewing with management our major financial, accounting, tax, and cybersecurity risk exposures and the steps management has taken to monitor such exposures, including our procedures and any related policies with respect to risk assessment and risk management.

CURRENT MEMBERS Renee Budig, Chair Marcela Martin Richard Sarnoff Ted Schlein NUMBER OF MEETINGS 5

Chegg, Inc.	14	Proxy Statement for the 2025 Annual Meeting of Stockholders

PERFORMANCE, SUSTAINABILITY AND CORPORATE GOVERNANCE
COMPENSATION COMMITTEE
The composition of our Compensation Committee meets the requirements for independence under the rules, regulations and listing standards of the NYSE and the rules and regulations of the SEC. Each member of our Compensation Committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Act of 1934, as amended, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. The purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors relating to the compensation of our executive officers and directors. The Compensation Committee’s responsibilities include the following, among others:

Compensation Committee
•Reviewing our overall compensation strategy, including base salary, incentive compensation, and equity-based grants, to assure that it promotes stockholder interests and supports our strategic and tactical objectives, and that it provides for appropriate rewards and incentives for our management and employees;
•Reviewing and determining the compensation of our executive officers, including the corporate goals and objectives to be considered in determining such compensation;
•Recommending to our Board of Directors the compensation for our directors;
•Administering our stock and equity incentive plans; and
•Reviewing, approving, and making recommendations to our Board of Directors regarding incentive compensation equity-based grants and equity plans.

CURRENT MEMBERS Melanie Whelan, Chair Renee Budig Marne Levine NUMBER OF MEETINGS 10

At least annually, our Compensation Committee reviews and approves our executive compensation strategy and principles to assure that they promote stockholder interests and support our strategic and tactical objectives, and that they provide for appropriate rewards and incentives for our executives. Our Compensation Committee also reviews and makes recommendations to our Board of Directors regarding the compensation of our non-employee directors. Except for the delegations described below with respect to non-executive and Advisory Board grants, our Compensation Committee retains and does not delegate any of its exclusive power to determine all matters of executive compensation and benefits. In determining the compensation of each of our executive officers, other than our Chief Executive Officer, our Compensation Committee considers the recommendations of our Chief Executive Officer, our human resources department, and our independent compensation consultant. In the case of the Chief Executive Officer, our Compensation Committee evaluates his performance and independently determines, considering the recommendations of our independent compensation consultant, whether to make any adjustments to his compensation.
Our Compensation Committee retained an independent compensation consultant, Aon Human Capital Solutions practice, a division of Aon plc (“Aon”), to assist in structuring our executive officer compensation and non-employee director compensation for fiscal year 2024. As described in more detail the “Executive Compensation—Compensation Discussion and Analysis—2024 Compensation Peer Group” section of this proxy statement, Aon provided our Compensation Committee with market data and analyses from a peer group of similarly-sized technology companies with similar business and financial characteristics. During fiscal year 2024, other than executive and general compensation survey consulting services, Aon did not provide Chegg or our Compensation Committee with any other services. No work performed by Aon during 2024 raised a conflict of interest. For fiscal year 2025, the Compensation Committee has retained Aon-as its independent compensation consultant.

Chegg, Inc.	15	Proxy Statement for the 2025 Annual Meeting of Stockholders

PERFORMANCE, SUSTAINABILITY AND CORPORATE GOVERNANCE
The Compensation Committee has delegated, in accordance with applicable law, rules and regulations, and our Certificate of Incorporation and Bylaws, authority to an equity awards committee comprised of certain of our executive officers, including our Chief Executive Officer, who is also a member of the Board of Directors, the authority to make certain types of equity award grants under Chegg’s 2023 Equity Incentive Plan, or any successor plan, to any employee who is not an executive officer or director subject to the terms of such plan and equity award guidelines and limits approved by our Compensation Committee. Our Compensation Committee has also delegated to our Chief Executive Officer the authority to make certain types of equity award grants under Chegg’s 2023 Equity Incentive Plan, or any successor plan, to members of our Advisory Board.
GOVERNANCE AND SUSTAINABILITY COMMITTEE
The members of our Governance and Sustainability Committee during 2024 were Ms. Levine, Messrs. Schlein, LeBlanc and York. Mr. LeBlanc departed from the Board of Directors and Governance and Sustainability Committee on September 18, 2024. The composition of our Governance and Sustainability Committee meets the requirements for independence under the rules, regulations and listing standards of the NYSE. The Governance and Sustainability Committee’s responsibilities include the following, among others:

Governance and Sustainability Committee
•Identifying, recruiting, evaluating, and recommending nominees to our Board of Directors and committees of our Board of Directors;
•Evaluating and reviewing with our Board of Directors the criteria for identifying and selecting new directors;
•Evaluating the performance of our Board of Directors and its committees;
•Considering and making recommendations to our Board of Directors regarding the composition and leadership structure of our Board of Directors and its committees;
•Overseeing and periodically reviewing our policies, initiatives, strategy, disclosures and engagement with investors and other key stakeholders related to ESG matters;
•Evaluating the adequacy of our corporate governance practices and reporting, taking into account developments in corporate governance practices; and
•Making recommendations to our Board of Directors concerning corporate governance and ESG matters.

CURRENT MEMBERS Marne Levine, Chair Ted Schlein John (Jed) York NUMBER OF MEETINGS 5

Compensation Committee Interlocks and Insider Participation
The members of our Compensation Committee during 2024 were Mses. Levine, Whelan, Bond, Budig and Mr. York. Ms. Bond departed from the Board of Directors and Compensation Committee on September 18, 2024. Mr. York resigned from the Compensation Committee on June 5, 2024. None of the members of our Compensation Committee in 2024 were at any time during 2024, or at any other time, an officer or employee of Chegg or any of its subsidiaries, and none had or has any relationships with Chegg that are required to be disclosed under Item 404 of Regulation S-K. None of our executive officers has served as a member of the Board of Directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during 2024.

Chegg, Inc.	16	Proxy Statement for the 2025 Annual Meeting of Stockholders

PERFORMANCE, SUSTAINABILITY AND CORPORATE GOVERNANCE
2024 Board and Committee Meetings and Attendance
Our Board of Directors meets periodically during our fiscal year to review significant developments affecting us and to act on matters requiring the Board of Directors approval. During 2024, our Board held eight meetings and acted five times by unanimous written consent; the Audit Committee held five meetings and acted three times by unanimous written consent; the Compensation Committee held ten meetings and acted fourteen times by unanimous written consent; and the Governance and Sustainability Committee held five meetings and acted one time by unanimous written consent. During 2024 each member of the Board of Directors participated in at least 75% of the aggregate of all meetings of the Board of Directors and of all meetings of committees on which such member served that were held during the period in which such director served.
The following table sets forth the number of meetings held by our Board of Directors and the Committees during fiscal year 2024:

Name	Board of Directors	Audit Committee	Compensation Committee	Governance and Sustainability Committee

Number of meetings held in 2024	8	5	10	5
Number of unanimous written consents in 2024	5	3	14	1
Board Attendance at Annual Meeting of Stockholders
Our policy is to invite and encourage our Board of Directors to attend our Annual Meeting. All of our then-serving directors attended our last Annual Meeting of Stockholders held on June 5, 2024.
Presiding Director of Non-Employee Director Meetings
The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. Mr. Sarnoff, Co-Chairperson of the Board of Directors, is the presiding director at these meetings.
Director Commitments
Each member of the Board of Directors is expected to spend the time and effort necessary to properly discharge their responsibilities as directors in accordance with the criteria set forth in our Corporate Governance Guidelines. No director may serve on more than four public company boards, including our Board of Directors, in order to devote adequate time and effort to their responsibilities as our directors.
Communication with Directors
Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Co-Chairpersons or Lead Independent Director) may do so by mailing letters addressed to the attention of our Corporate Secretary.
All communications are reviewed by the Corporate Secretary and provided to the members of the Board of Directors consistent with a screening policy providing that unsolicited items, sales materials, and other routine items and items unrelated to the duties and responsibilities of the Board of Directors not be relayed on to directors.
The address for these communications is:
Chegg, Inc.
3990 Freedom Circle
Santa Clara, CA 95054
Attn: Corporate Secretary

Chegg, Inc.	17	Proxy Statement for the 2025 Annual Meeting of Stockholders

PERFORMANCE, SUSTAINABILITY AND CORPORATE GOVERNANCE
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. Our Code of Business Conduct and Ethics is publicly available on our Investor Relations section of our website located at https://investor.chegg.com, under “Corporate Governance.” If the Company ever were to amend or waive any provision of its Code of Business Conduct and Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, the Company intends to satisfy its disclosure obligations, if any, with respect to any such waiver or amendment by posting such information on its website set forth above rather than by filing a Current Report on Form 8-K. In the case of a waiver for an executive officer or a director, the disclosure required under applicable NYSE listing standards also will also be made available on our website. On December 6, 2023, our Code of Business Conduct and Ethics was updated upon the recommendation of our Governance and Sustainability Committee. There were no waivers of the Code of Business Conduct and Ethics for any of our directors or executives during fiscal year 2024.

Proactive We understand students at a deep level and anticipate their needs at every step.

Chegg, Inc.	18	Proxy Statement for the 2025 Annual Meeting of Stockholders

Nomination Process and Director Qualification

Nomination to the Board of Directors
Candidates for nomination to our Board of Directors are selected by our Board of Directors based on the recommendation of our Governance and Sustainability Committee in accordance with such committee’s charter, our Certificate of Incorporation and Bylaws, our Corporate Governance Guidelines and any criteria adopted by our Board of Directors regarding director candidate qualifications. In recommending candidates for nomination, the Governance and Sustainability Committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth below under the “Additional Information—Stockholder Proposals to Be Presented at the Next Annual Meeting” section of this proxy statement.
Director Qualifications
With the goal of developing a diverse, experienced and highly qualified Board of Directors, the Governance and Sustainability Committee is responsible for developing and recommending to our Board of Directors the desired qualifications, expertise and characteristics of members of our Board of Directors that the committee believes must be met by a committee-recommended nominee for membership to our Board of Directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our Board of Directors to possess.
Since the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of the Board of Directors from time to time, our Board of Directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal and regulatory requirements, the listing rules of the NYSE, and the provisions of our Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, and charters of the committees of the Board of Directors. In addition, neither our Board of Directors nor our Governance and Sustainability Committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering candidates for nomination, the Governance and Sustainability Committee may take into consideration many factors, including, among other

Chegg, Inc.	19	Proxy Statement for the 2025 Annual Meeting of Stockholders

NOMINATION PROCESS AND DIRECTOR QUALIFICATION
things, a candidate’s independence, integrity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and willingness and ability to devote adequate time and effort to responsibilities of the Board of Directors, in the context of its existing composition. Through the nomination process, the Governance and Sustainability Committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to the Board of Directors overall effectiveness and the needs of the Board of Directors and its committees. The brief biographical description of the nominee set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes and skills of the director nominee that led to the conclusion that the director nominee should serve as a member of our Board of Directors at this time.
Director Onboarding and Continuing Education
Our director orientation program familiarizes new directors with Chegg’s businesses, strategies and policies, and assists them in developing the skills and knowledge required for their service on the Board of Directors and assigned committees. New directors are provided a comprehensive orientation about Chegg, including our business operations, strategy and governance. New directors have one-on-one sessions with the Chief Executive Officer, other directors and other members of management. New Audit Committee members also have one-on-one sessions with our independent registered public accounting firm. Members of our management team regularly review with the Board of Directors the operating plan of the business and Chegg as a whole. The Board of Directors also visits our headquarters in Santa Clara as part of its regularly scheduled meetings. Directors are encouraged to attend outside director continuing education programs sponsored by educational and other institutions that provide educational briefings on business, corporate governance, regulatory and compliance matters and other topics that help to enhance the skills and knowledge of our Board members.
Board Evaluations
Each year, our directors complete an assessment of Board of Directors and committee performance through evaluations facilitated by our Governance and Sustainability Committee and our outside counsel. The assessment includes a written evaluation, as well as director interviews conducted by our outside counsel and the Chair of our Governance and Sustainability Committee and one-on-one interview sessions with only our outside counsel. The evaluation and interview process is designed to allow for assessment of Board of Directors and committee meeting content, structure, processes, practices and performance, an individual director’s own performance and contributions as well as the performance and contributions of such director’s fellow members of the Board of Directors, and the structure and performance of the leadership of the Board of Directors and its committees. To protect the anonymity and the integrity of the Board of Directors and committee evaluation process, our outside counsel, who utilizes the information to formulate recommendations for the Board of Directors and committees, does not attribute any comments provided in the surveys and interviews to individual directors. The Governance and Sustainability Committee and the full Board of Directors then each discuss the report and recommendations from our outside counsel and determine if any follow-up actions are appropriate, as well as using some information obtained through the process as an input to the board refreshment process. If follow-up action is needed, the Board of Directors and any applicable committee develops a plan to address matters raised in the report and recommendations, as appropriate.

Chegg, Inc.	20	Proxy Statement for the 2025 Annual Meeting of Stockholders

Proposal No. 1

Election of Directors
Our Board of Directors currently consists of 9 directors and is divided into three classes, with each class serving for three years and with the terms of office of the respective classes expiring in successive years. Directors in Class III will stand for election at this meeting. The terms of office of directors in Class I and Class II do not expire until the Annual Meetings of Stockholders to be held in 2026 and 2027, respectively. At the recommendation of our Governance and Sustainability Committee, our Board of Directors proposes that the Class III nominee named below be elected as a Class III director for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2028 and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation or removal.
Shares of our common stock represented by proxies will be voted “FOR” the election of the nominee named below, unless the proxy is marked to abstain. If the nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than one director. Stockholders may not cumulate votes in the election of director.
Nominee to the Board of Directors
The nominee, and her age, occupation, and length of service on our Board of Directors are provided in the table below. Additional biographical description of the nominee is set forth in the text below the table. This description includes the primary individual experience, qualifications, qualities and skills of the nominee that led to the conclusion that the nominee should serve as a member of our Board of Directors at this time. There are three directors in the class whose term of office expires in 2025, one of whom, Marcela Martin, has been nominated for re-election to the Board. Unless otherwise instructed, the persons (the “proxyholders”) named in the form of proxy card attached to this Proxy Statement, as filed with the SEC, intend to vote the proxies held by them for the election of Marcela Martin. The proxies cannot be voted for more than one candidate for director. The Board knows of no reason why this nominee would be unable or unwilling to serve, but if that would be the case, proxies received will be voted for the election of such other persons, if any, as the Board may designate. Directors elected at the Annual Meeting will hold office until the 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Name of Director/Nominee	Age(2)	Principal Occupation	Joined Our Board

Marcela Martin(1)	53	Chief Financial Officer, Contentsquare	September 2021

(1)	Member of the Audit Committee.
(2)	Age as of the Record Date of the 2025 Annual Meeting.

Chegg, Inc.	21	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROPOSAL ONE

Marcela Martin
Marcela Martin brings extensive experience in the finance, tech, and media industries and has served on our board of directors since September 2021. Ms. Martin currently serves as Chief Financial Officer at Contentsquare as of November 2024. Previously, Ms. Martin served as Advisor, and earlier, as Chief Financial Officer at Ouro from January 2024 to November 2024 and Ms. Martin also served as the President of Buzzfeed, Inc. from August 2022 to January 2024. Ms. Martin was Chief Financial Officer at Squarespace from November 2020 to July 2022 and Senior Vice President and Chief Financial Officer from January 2019 to November 2020 at Booking.com. Ms. Martin was Executive Vice President and Chief Financial Officer of National Geographic Partners from January 2016 to December 2018. From 2003 to 2007, Ms. Martin was Vice President and Deputy Chief Financial Officer for Fox International Channels and Executive Vice President and Chief Financial Officer from 2007 to 2016. Ms. Martin currently serves on the Board of Directors of Cvent. Ms. Martin holds a B.S. in Accounting from the University of Moron, Argentina, and an M.B.A. from the University of Liverpool, United Kingdom.

Member of Audit Committee. DIRECTOR SINCE: 2021

We believe that Ms. Martin should continue to serve on our Board of Directors due to her extensive financial experience through her service as a Chief Financial Officer of public and private entities.

Chegg, Inc.	22	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROPOSAL ONE
Continuing Directors
The directors who are serving for terms that end in 2026 and 2027, and their ages, principal occupations and length of service on our Board of Directors are provided in the table below. Additional biographical descriptions of each continuing director are set forth in the text below the table. These descriptions include the primary individual experience, qualifications, qualities and skills of each continuing director that led to the conclusion that each director should continue to serve as a member of our Board of Directors at this time.

Name of Director	Age(7)	Principal Occupation	Joined Our Board

CLASS I DIRECTORS - TERMS EXPIRING 2026:
Renee Budig(1)(2)	64	Former Executive Vice President and Chief Financial Officer, Paramount Streaming, a division of Paramount Global, Inc.	November 2015
Dan Rosensweig(3)	63	Executive Chairman and Co-Chairperson, Chegg, Inc.	March 2010
Ted Schlein(4)(5)	61	General Partner, Kleiner Perkins	December 2008
Nathan Schultz	47	President and Chief Executive Officer, Chegg, Inc.	June 2024
CLASS II DIRECTORS - TERMS EXPIRING 2027:
Marne Levine(2)(6)	54	Former Chief Business Officer, Meta Platforms, Inc.	May 2013
Richard Sarnoff(3)(5)	66	Chairman of Media, KKR Americas Private Equity	August 2012

(1)	Chair of the Audit Committee.
(2)	Member of the Compensation Committee
(3)	Co-Chairperson of the of Board of Directors.
(4)	Member of the Governance and Sustainability Committee.
(5)	Member of the Audit Committee.
(6)	Chair of the Governance and Sustainability Committee.
(7)	Age as of the Record Date of the 2025 Annual Meeting.

Learn with Chegg Chegg is a student’s ride-or-die, 24/7, always-answers-when-you-call partner.

Chegg, Inc.	23	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROPOSAL ONE
Class I Directors

Renee Budig
Renee Budig has served on our Board of Directors since November 2015. From September 2012 to January 2021, Ms. Budig served as the Executive Vice President and Chief Financial Officer of Paramount Streaming, a division of Paramount Global Inc. (formerly CBS Interactive, a division of CBS Inc.), an online content network for information and entertainment. From 2010 to September 2012, Ms. Budig served as Chief Financial Officer of Hightail, Inc. (formerly branded YouSendIt and acquired by OpenText), a cloud service that allowed users to send, receive, digitally sign and synchronize files. From 2006 to 2010, Ms. Budig was the Vice President of Finance at Netflix, Inc., a multinational provider of on-demand Internet streaming media. Ms. Budig served on the board of directors of iRhythm Technologies from April 2020 to May 2023. Ms. Budig holds a B.S. in Business Administration from the University of California, Berkeley.

Chair of Audit Committee and Member of Compensation Committee DIRECTOR SINCE: 2015

We believe that Ms. Budig should continue to serve on our Board of Directors due to her extensive background in consumer technology companies and her financial expertise through her service as a Chief Financial Officer.

Dan Rosensweig
Dan Rosensweig currently serves as Chegg’s Executive Chairman since June 2024 and as Co-Chairperson of our Board of Directors since July 2018. Mr. Rosensweig served as our President and Chief Executive Officer from February 2010 to June 2024. Mr. Rosensweig also served as the Chairperson of our Board of Directors from March 2010 to July 2018. From 2009 to 2010, Mr. Rosensweig served as President and Chief Executive Officer of RedOctane, a business unit of Activision Publishing, Inc. and developer, publisher, and distributor of Guitar Hero. From 2007 to 2009, Mr. Rosensweig was an Operating Principal at the Quadrangle Group, a private investment firm. From 2002 to 2009, Mr. Rosensweig served as Chief Operating Officer of Yahoo! Inc., an internet content and service provider. Prior to serving at Yahoo!, Mr. Rosensweig served as the President of CNET Networks and prior to that as Chief Executive Officer and President of ZDNet, until it was acquired by CNET Networks. Mr. Rosensweig currently serves on the board of directors of Adobe Systems Incorporated. Mr. Rosensweig holds a B.A. in Political Science from Hobart and William Smith Colleges.

Executive Chairman and Co-Chairperson of the Board of Directors DIRECTOR SINCE: 2010

We believe that Mr. Rosensweig should continue to serve on our Board of Directors due to the perspective and experience he brings as our Executive Chairman and his extensive experience with consumer internet and media companies.

Chegg, Inc.	24	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROPOSAL ONE

Ted Schlein
Ted Schlein has served on our Board of Directors since December 2008. Mr. Schlein has served as a General Partner of Kleiner Perkins, a venture capital firm, since November 1996. Mr. Schlein is also Chairman and a General Partner of Ballistic Ventures. From 1986 to 1996, Mr. Schlein served in various executive positions at Symantec Corporation, a provider of internet security technology and business management technology solutions, including as Vice President of Enterprise Products. Mr. Schlein currently serves on the boards of directors of a number of privately held companies. Mr. Schlein holds a B.A. in Economics from the University of Pennsylvania.

Member of Audit Committee and Governance and Sustainability Committee DIRECTOR SINCE: 2008
We believe that Mr. Schlein should continue to serve on our Board of Directors due to his extensive experience working with and investing in technology companies.

Nathan Schultz
Nathan Schultz has served as our President, Chief Executive Officer and Member of our Board of Directors since June 1, 2024. From October 2022 to June 2024, Mr. Schultz served as our Chief Operating Officer and previously served as our President of Learning Services from December 2018 to October 2022, our Chief Learning Officer from June 2014 until December 2018, our Chief Content Officer from May 2012 until June 2014, our Vice President of Content Management from 2010 to May 2012 and our Director of Textbook Strategy from 2008 to 2010. Prior to joining us, Mr. Schultz served in various management positions at R.R. Bowker LLC, a provider of bibliographic information and management solutions; Monument Information Resource, a marketing intelligence resource acquired by R.R. Bowker; Pearson Education, an education publishing and assessment service; and Jones & Bartlett Learning LLC, a division of Ascend Learning Company and provider of education solutions. Mr. Schultz holds a B.A. in History from Elon University.

President and Chief Executive Officer DIRECTOR SINCE: 2024

We believe that Mr. Schultz should continue to serve on our Board of Directors due to the perspective and experience he brings as our Chief Executive Officer and his extensive experience with education.

Chegg, Inc.	25	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROPOSAL ONE
Class II Directors

Marne Levine
Marne Levine brings extensive experience in the policy, communication, and technology fields, and has served on our Board of Directors since May 2013. From September 2021 to February 2023, Ms. Levine served as the Chief Business Officer at Meta Platforms, Inc. (doing business as Meta and formerly known as Facebook, Inc.), a social media company, and served as its Vice President of Global Partnerships, Business and Corporate Development from February 2019 to June 2021. Previously, Ms. Levine served as Chief Operating Officer of Instagram from December 2014 to February 2019 where she was responsible for helping to scale the company’s business and operations globally and turn Instagram from a beloved app into a thriving business. She joined Meta in 2010 as Meta’s first Vice President of Global Policy, a position she held for four years. Prior to Meta, Ms. Levine served in the Obama Administration as Chief of Staff of the National Economic Council (NEC) at the White House and Special Assistant to the President for Economic Policy. From 2006 to 2008, Ms. Levine was Head of Product Management for Revolution Money, an early-stage start-up working on person-to-person online money transfers, which was ultimately sold to American Express. Prior to this, she served as Chief of Staff to Larry Summers, then President of Harvard University. Ms. Levine began her career in 1993 at the United States Department of Treasury under President Bill Clinton where she held several leadership positions. She holds a B.A. in Political Science and Communications from Miami University and an M.B.A. from Harvard Business School.

Member of Compensation Committee and Chair of Governance and Sustainability Committee DIRECTOR SINCE: 2013

We believe that Ms. Levine should continue to serve on our Board of Directors due to her extensive experience scaling brands globally and serving in executive positions at global technology companies.

Chegg, Inc.	26	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROPOSAL ONE

Richard Sarnoff
Richard Sarnoff has served on our Board of Directors since August 2012 and as a Co-Chairperson of our Board of Directors since July 2018. He was named Chairman of Media for KKR’s Private Equity platform in the Americas in 2022. From 2014 through 2021, he served first as Managing Director and then as Partner and Head of the Media and Communications industry group, leading investments in the Media, Telecom, Information Services, Digital Media and Education sectors in the US. From 2011 to 2014, Mr. Sarnoff was a Senior Adviser to KKR. Mr. Sarnoff currently serves on the Board of Directors of Simon & Schuster, OverDrive, Teaching Strategies, AST SpaceMobile and Lightcast, as well as numerous not-for-profit organizations. Until 2011, Mr. Sarnoff was a longstanding senior executive at Bertelsmann AG, Europe’s largest media company, where he served in the early 2000’s as EVP and Chief Financial Officer of Bertelsmann’s book publishing division, Random House, during which time he also Chaired the Association of American Publishers (AAP.) In 2006, Mr. Sarnoff established Bertelsmann's digital media arm, BDMI, and as President oversaw the corporation’s global investment activities in digital media. In 2008, Mr. Sarnoff was named Co-Chairman of Bertelsmann’s US holding company, Bertelsmann Inc., and served on the Supervisory Board of Bertelsmann AG for six years. Mr. Sarnoff holds a BA from Princeton University in Art History and an MBA from Harvard University.

Member of Audit Committee and Co-Chairperson of the Board of Directors DIRECTOR SINCE: 2012

We believe that Mr. Sarnoff should continue to serve on our Board of Directors due to his extensive experience serving in senior leadership roles in media and digital technology companies and investing in education companies.

There are no familial relationships among our directors and officers.

Chegg, Inc.	27	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROPOSAL ONE
Director Compensation
We compensate our non-employee directors with a combination of cash and equity. The form and amount of compensation paid to our non-employee directors for serving on our Board of Directors and its committees is designed to be competitive in light of industry practices and the obligations imposed by such service. In order to align the long-term interests of our directors with those of our stockholders, the majority of director compensation is provided in equity-based compensation. The Compensation Committee, after considering the information, analysis and recommendations provided by Aon Consulting, Inc., its independent compensation consultant, including data regarding compensation paid to non-employee directors by companies in our “peer group” (as described in the “Executive Compensation—Compensation Discussion and Analysis” section of this proxy statement), evaluates the appropriate level and form of compensation for non-employee directors and recommends compensation changes to the Board when appropriate.
Annual Fees
Our non-employee directors were compensated in 2024 as follows:
•an annual cash retainer of $40,000 for serving on our Board of Directors;
•an annual cash retainer of $10,000 for serving in a non-chair position on a standing committee of the Board of Directors; and
•an annual cash retainer of $20,000 for serving as the Chair of a standing committee of the Board of Directors.
We pay the annual retainer fee and any additional fees to each director in arrears in equal quarterly installments.
Equity Awards
Our non-employee director equity compensation policy provides that annually each non-employee director will be granted, immediately following our Annual Meeting of Stockholders, a Restricted Stock Unit Award (“RSU”) having a fair market value on the date of grant equal to $200,000 that vests in full on the one-year anniversary of the date of grant.
Furthermore, on February 29, 2024, the Compensation Committee amended the compensation program to provide for an annual cash retainer of $75,000 for each non-employee Co-Chairperson of the Board of Directors in lieu of an RSU award. This amendment was adopted to align to peer group practices and to help manage our objectives regarding our equity burn rate.
Awards granted to non-employee directors under the policies described above will accelerate and vest in full in the event of a Change of Control. In addition to the awards provided for above, non-employee directors are eligible to receive discretionary equity awards.
Non-employee directors receive no other form of remuneration, perquisites or benefits, but are reimbursed for their expenses in attending meetings, including travel, meals and other expenses incurred to attend meetings solely among the non-employee directors.
Stock Ownership Guidelines for Directors
In 2019, our Board of Directors established minimum Stock Ownership Guidelines for non-employee directors (the “Director Stock Ownership Guidelines”) that require each director to own Chegg equity having a value of at least three times his or her base annual cash retainer of $40,000. Shares subject to stock options, RSUs, and performance-based RSUs (“PSUs”) do not count towards the satisfaction of these guidelines. Each non-employee director who was a director at the time the Director Stock Ownership Guidelines were adopted was given until May 2023 to reach this ownership level. Each director elected after the establishment of the Director Stock Ownership Guidelines has five years from the year elected to reach the specified ownership level. Each of our non-employee directors is in compliance with the minimum ownership requirement.

Chegg, Inc.	28	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROPOSAL ONE
The following table provides information for the year ended December 31, 2024 regarding all compensation awarded to, earned by or paid to each person who served as a non-employee director for some portion or all of 2024. Mr. Schultz, our current President and Chief Executive Officer, did not receive any compensation for his service as a director during the fiscal year ended December 31, 2024.
2024 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(6)	RSU Awards ($)(7)	Total ($)(8)

Sarah Bond(1)	49,674	199,997	249,671
Renee Budig(2)	66,813	199,997	266,810
Paul LeBlanc(3)	42,935	199,997	242,932
Marne Levine(4)	55,761	199,997	255,758
Marcela Martin	50,000	199,997	249,997
Richard Sarnoff	70,052	199,997	270,049
Ted Schlein	60,000	199,997	259,997
Melanie Whelan	60,000	199,997	259,997
John (Jed) York(5)	54,306	199,997	254,303

(1)	Ms. Bond resigned from the Board of Directors and as a member of the Compensation Committee effective September 18, 2024.
(2)	Committee fees for Ms. Budig are prorated to reflect her transition as a member to the Compensation Committee effective April 3, 2024.
(3)	Mr. LeBlanc resigned from the Board of Directors and as chair the Governance and Sustainability Committee effective September 18, 2024.
(4)	Committee fees for Ms. Levine are pro-rated to reflect her transition from the Governance and Sustainability Committee Chair effective September 18, 2024.
(5)	Committee fees for Mr. York are prorated to reflect his resignation as a member of the Compensation Committee effective June 5, 2024.
(6)	All director fees were paid at the end of the quarter for which services were provided.
(7)
Amounts shown in this column do not reflect dollar amounts actually received by non-employee directors. Instead these amounts reflect the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718, Compensation-Stock Compensation, (formerly SFAS 123R) (“ASC 718”), for awards granted during 2024. During 2024, each non-employee member of the Board of Directors, who was a director as of the close of our 2024 Annual Meeting of Stockholders on June 5, 2024, was granted an RSU award covering 54,347 shares of our common stock with an aggregate grant date fair value of $199,997. The grant date fair value for RSUs was determined using the closing share price of our common stock on the date of grant. For information on other valuation assumptions with respect to stock awards, refer to notes 2 and 13 of the notes to consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. There can be no assurance that this grant date fair value will ever be realized by the non-employee director.

(8)	Non-employee directors receive no other form of remuneration, perquisites or benefits for their service as members of our Board of Directors, but they are reimbursed for their reasonable travel expenses incurred in attending Board of Directors and committee meetings and certain Chegg events and approved continuing education programs.

Chegg, Inc.	29	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROPOSAL ONE
Our non-employee directors held the following number of stock options and unvested RSU awards as of December 31, 2024.

Name	Option Awards	RSU Awards

Sarah Bond(1)	—	—
Renee Budig	43,445	54,347
Paul LeBlanc(2)	—	—
Marne Levine	58,175	54,347
Marcela Martin	—	54,347
Richard Sarnoff	—	54,347
Ted Schlein	—	54,347
Melanie Whelan	—	54,347
John (Jed) York	80,456	54,347

(1)	Ms. Bond resigned from the Board of Directors and as a member of the Compensation Committee effective September 18, 2024. Ms. Bond's RSU award was forfeited on September 18, 2024.
(2)	Mr. LeBlanc resigned from the Board of Directors and as chair the Governance and Sustainability Committee effective September 18, 2024. Mr. LeBlanc's RSU award was forfeited on September 18, 2024.

Our Board of Directors recommends a vote “FOR” the Class III director nominee.

Chegg Helping students thrive.

Chegg, Inc.	30	Proxy Statement for the 2025 Annual Meeting of Stockholders

Proposal No. 2

Non-Binding Advisory Vote on Executive Compensation
In accordance with Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) we are required to seek, on a non-binding advisory basis, stockholder approval of the compensation of our named executive officers as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers.
Compensation Program and Philosophy
Our executive compensation program is designed to:
•Attract, motivate and retain highly qualified executive officers in a competitive market;
•Provide compensation to our executives that are competitive and reward the achievement of challenging business objectives; and
•Align our executive officers’ interests with those of our stockholders by providing a significant portion of total compensation in the form of equity awards.
Our Board of Directors believes that our current executive compensation program has been effective at aligning our executive officers’ interests with those of our stockholders. Stockholders are urged to read the “Executive Compensation” section of this proxy statement, which further discusses how our executive compensation policies and procedures implement our compensation philosophy and which contains tabular information and narrative discussion about the compensation of our named executive officers. The “Executive Compensation—Compensation Discussion and Analysis—Stockholder Engagement and Results of 2024 Stockholder Advisory Vote on Executive Compensation” section of this proxy statement also discusses our actions in response to the input of our stockholders with respect to our executive compensation policies and procedures.
The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by voting in favor of the following resolution:

Chegg, Inc.	31	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROPOSAL TWO
“RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation of Chegg, Inc.’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and the accompanying narrative disclosures set forth in the proxy statement relating to Chegg, Inc.’s 2025 Annual Meeting of Stockholders.”

Our Board of Directors recommends a vote “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement.

A real world of possibility Supporting students in their learning journey.

GUIDE TO THE SOUTHERN
STARS
3
SCORPIO
LIBRA
CENTAURUS
CANIS MAJOR
CANIS MINOR
ORION
GEMINI
ERIDANUS
COLUMBA
HYDRA
VIRGO
URSA MAJOR

Chegg, Inc.	32	Proxy Statement for the 2025 Annual Meeting of Stockholders

Proposal No. 3

Ratification of Independent Registered Public Accounting Firm
Our Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. Our Audit Committee has selected Deloitte & Touche LLP (“Deloitte”) as our principal independent registered public accounting firm to perform the audit of our consolidated financial statements for fiscal year ending December 31, 2025. As a matter of good corporate governance, our Audit Committee has decided to submit its selection of its principal independent registered public accounting firm to stockholders for ratification. In the event that the appointment of Deloitte is not ratified by our stockholders, the Audit Committee will review its future selection of Deloitte as our principal independent registered public accounting firm.
Deloitte audited our financial statements for the fiscal year ended December 31, 2024. Representatives of Deloitte are expected to be present at the Annual Meeting, and they will be given an opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.
Independent Registered Public Accounting Firm’s Fees Report
We regularly review the services and fees of our independent registered public accounting firm. These services and fees are also reviewed with our Audit Committee annually.
In addition to performing the audit of our consolidated financial statements, Deloitte, the member firm of Deloitte Touche Tohmatsu Limited and their respective affiliates (the “Deloitte Group”), provided various other services during 2024 and 2023. Our Audit Committee has determined that the Deloitte Group’s provisioning of these services, which are described below, does not impair Deloitte’s, or the Deloitte Group’s, independence from Chegg.

Chegg, Inc.	33	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROPOSAL THREE
Fees Paid to Independent Registered Public Accounting Firm
Fees billed to us by the Deloitte Group for services rendered in 2024 and 2023 totaled $3,696,819 and $4,171,977, respectively, and consisted of the following:

Fees Billed to Chegg	Fiscal Year 2024	Fiscal Year 2023

Audit fees	3,398,595	3,811,464
Audit related fees	—	—
Tax fees	283,934	352,768
All other fees	14,290	7,745
Total fees	3,696,819	4,171,977
Audit Fees
Audit Fees include the aggregate fees incurred for the audits of the annual consolidated financial statements and the effectiveness of our internal control over financial reporting, including accounting consultations and the review of our quarterly financial statements. In addition, this category also includes fees for services that were incurred in connection with statutory and regulatory filings or engagements.
Audit-Related Fees
There were no audit-related fees billed by or to be billed by the Deloitte Group for the fiscal years ended December 31, 2024 and December 31, 2023.
Tax Fees
Tax fees primarily included tax compliance, tax advisory and consulting services.
All Other Fees
All other fees primarily included training conferences.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services relating to the fees described in the table above were approved by our Audit Committee.

Our Board of Directors recommends a vote “FOR” approval of Proposal No. 3.

Chegg, Inc.	34	Proxy Statement for the 2025 Annual Meeting of Stockholders

Proposal No. 4

Approval of an Amendment to the 2023 Equity Incentive Plan
We are requesting that our stockholders approve an amendment to the Chegg, Inc. 2023 Equity Incentive Plan (the "2023 Plan") in the form attached as Appendix B, which amendment we refer to as the "Amendment," to increase the aggregate number of shares of our common stock that may be issued under the 2023 Plan as amended by the Amendment (the "Amended Plan") from 5,037,610 to 10,037,610, subject to adjustment for certain changes in our capitalization.
On April 7, 2023, subject to stockholders’ approval, our Board of Directors adopted the 2023 Plan, which was approved by our stockholders on June 7, 2023. The 2023 Plan provides for the grant of equity awards to our employees, non-employee directors and consultants and is necessary to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board, the Compensation Committee and/or the Chief Executive Officer pursuant to the Board delegated authority.
By April 17, 2025, the Board, upon the recommendation of the Compensation Committee and subject to the approval of our stockholders at the 2025 Annual Meeting, approved the Amendment. We currently expect the proposed increase to the share reserve under the Amendment to be sufficient to last for approximately one year from the date of the Annual Meeting (subject to a number of factors, including changes in stock price and the pace of the Company’s growth). The shares currently available for future issuance under the 2023 Plan, without the proposed increase in share reserve, represent less than our projected needs for the next year, which provides limited availability and flexibility for our equity usage as part of our broad-based equity program. The proposed increase of 5,000,000 shares equals approximately 4.7% of the Company’s outstanding shares, as of April 7, 2025.
If this Proposal No. 4 is approved by our stockholders, the Amendment will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal No. 4, the Amended Plan will not become effective and the 2023 Plan will continue to be effective in accordance with its terms.
Key Reasons to Vote for this Proposal
We believe the following are important considerations for stockholders in determining whether to approve the Amended Plan:
•Attracting, Retaining and Motivating. The Compensation Committee considered the importance of an appropriately-sized pool of shares to attract, retain and motivate high-caliber talent. Equity awards are important to our human capital management strategy to keep employees focused on how their individual performance drives value for the Company. We believe continued competitive equity grant practices will support the attraction and retention of key talent at an important time for the Company, which is a key aspect of our broader human capital management strategy.

Chegg, Inc.	35	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROPOSAL FOUR
•Equity Compensation is Important in a Competitive Labor Market. We believe that our future success and ability to create long-term stockholder value depend in large part upon our ability to attract, motivate and retain highly skilled and experienced executives, managerial, professional and technical employees, as well as consultants and directors. In the software industry, equity compensation is a vital element of compensation and is essential to our ability to compete for exceptional talent to deliver distinctive client value, innovation and productivity, while achieving operational excellence that stands out in a highly competitive and fast-paced industry. Compensation levels in the markets where Chegg operates, which includes the San Francisco Bay Area and Portland, Oregon, remain relatively high and Chegg must compete with large and well-resourced competitors for talent. If stockholders do not approve the Amendment, Chegg's ability to grant future equity awards to employees and the management team will be severely limited, which would place Chegg at a competitive disadvantage, and we could face material retention risks for key employees. This may also force Chegg to use cash in lieu of equity to compensate and retain employees, which may have a material adverse effect on Chegg's business and financial condition.
•Compensation Program Instills Pay for Performance Culture. Our equity compensation program has historically consisted primarily of performance-based restricted stock units (“PSUs”) and restricted stock units (“RSUs”), as described in more detail in our Compensation Discussion and Analysis below. Historically, a meaningful portion of awards under the 2023 Plan have been in the form of PSUs that are eligible to be earned and vest based on our achievement of specified performance goals, such as total net revenues, adjusted EBITDA, free cash flow, and total shareholder return. PSUs both serve as a retention tool and are a critical element of our performance-based compensation program, furthering our pay-for-performance compensation philosophy and incentivizing strong financial results and stockholder returns. RSUs primarily serve as a retention tool because they generally require continued service over a specified vesting schedule to fully vest in the award. Both types of awards help tie our success as a Company to individual performance and therefore align the interests of our employees and other service providers with those of our stockholders.
•We Manage Our Equity Award Use Carefully. The Company takes a thoughtful approach to its annual equity granting practices, by considering the Company’s dilution, burn rate and cost profile relative to its direct competitors and industry norms, and the estimated share usage needs across new hires, current eligible employees, directors and consultants.
In determining the number of additional shares that would be available for grant under the Amended Plan if this proposal is approved, our Board considered the number of equity awards we granted and our anticipated future needs. The table below sets forth information regarding historical awards granted for the 2022 through 2024, and the corresponding gross annual burn rate, which is defined as the number of shares covered by awards granted divided by the weighted-average number of shares outstanding for that year, for each of the last three fiscal years. Our three-year average gross (which is not adjusted for forfeitures) burn rate was approximately 5.1% for 2022 through 2024, as detailed in the chart below. This was just above the three-year median gross burn rate of our 2024 compensation peer group (such peer group as described in detail in the “Executive Compensation—Compensation Discussion and Analysis” section of this proxy statement), which was 3.4%. This calculation of our burn rate does not include an adjustment for any shares that have been returned to the 2023 Plan as a result of the forfeiture, lapse, repurchase or other termination of awards (“Returned Shares”). If the calculation of our three-year average gross burn rate was adjusted for the Returned Shares, it would be 3.2%.

Chegg, Inc.	36	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROPOSAL FOUR
As described in detail in the “Executive Compensation—Compensation Discussion and Analysis” section of this proxy statement, our 2024 peer group includes 19 companies similar to Chegg in size, industry, relevant business and financial metrics, geography, and other factors. These companies are predominantly classified as Software & Services under MSCI's and S&P’s Global Industry Classification Standard Code (“GICS Code”) for categorizing public companies by economic sector and industry group. We note that Chegg is classified as Consumer Services, which includes some other online education related software businesses, like Chegg, but is primarily made up of companies outside of the technology industry. There is a substantial difference in the use of equity compensation between these two industry classifications as demonstrated by the applicable burn rate benchmarks published by ISS – Consumer Services (GICS 2530) is 2.65% and Software & Services (GICS 4510) is 6.4%. Therefore, when evaluating the reasonableness of our burn rate, our Compensation Committee looks beyond our assigned GICS Code.

	Fiscal Year Ended December 31,
Share Element	Fiscal Year 2024	Fiscal Year 2023	Fiscal Year 2022

RSUs Granted	5,159,490	5,718,500	4,937,550
PSUs Granted	693,750	565,341	614,177
Total RSUs and PSUs Granted	5,853,240	6,283,841	5,551,727
Weighted Average Common Shares Outstanding During the Fiscal Year	103,300,000	116,504,000	127,557,000
Chegg Annual Burn Rate	5.67%	5.39%	4.35%
Chegg 3-Year Average Burn Rate	5.1%
3-Year Average Burn Rate Less Returned Shares	3.2%
Peer Group 3-Year Median Gross Burn Rate (2024 peer group)	3.4%
An additional metric we used to measure the impact of the requested share increase is overhang (number of shares subject to equity awards outstanding but not exercised, plus number of shares available to be granted, divided by weighted average shares outstanding at the end of the year).
The table below represents our potential overhang levels based on our fully diluted common stock:

Potential Overhang with 5,000,000 Additional Shares	Number of Securities

Total Equity Awards Outstanding as of April 7, 2025	12,013,668
Shares Available for Grant Under 2023 Plan	5,037,610
Shares Available for Grant under the 2023 Equity Inducement Plan	1,363,247
Additional Requested Shares Under Amendment	5,000,000
Total Shares Allocated to Amended Plan Total Potential Dilution, or Overhang (A+B+C+D)	23,414,525
Shares of Common Stock Outstanding	105,376,973
Total Dilution (E/F)	22.2%
•Proposed Increase is Projected to Enable Needed Retention for One Year. After a review of our historical practices and in the context of our current and expected future growth, the Compensation Committee has determined that the proposed increase of 5,000,000 shares, which represents the equivalent of 4.7% of our shares outstanding as of April 7, 2025 is appropriate to cover our anticipated requirements for retention of our personnel until at least the 2026 annual

Chegg, Inc.	37	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROPOSAL FOUR
meeting of stockholders. The proposed increase is made in the context of our need to retain employees critical to stabilize the Company’s business in 2025 and deliver on our new enterprise strategy. The Company anticipates an additional share request will be made at the 2026 annual meeting to cover our anticipated share requirements following the 2026 annual meeting. The Compensation Committee believes that the proposed addition to the share reserve is essential to the Company’s ability to continue to grant equity incentives for at least the next year, which is vital to our efforts to retain the highly skilled individuals required to support our continued growth in the extremely competitive labor markets in which we compete.
The closing price of our common stock on the Nasdaq Global Select Market on December 31, 2024, was $1.61 per share. Based solely on the closing price of our common stock on December 31, 2024, the aggregate value of the proposed additional 5,000,000 shares, which would be newly reserved for issuance under the Amended Plan, is $8,050,000.
Plan Features that Protect Stockholder Interests
The Amended Plan contains a number of provisions that we believe are consistent with the interests of our stockholders and good corporate governance and compensation practices, including:
•No “Evergreen” Provision. The Amended Plan does not include an “evergreen” feature pursuant to which the reserve of shares authorized for issuance would automatically be replenished periodically.
•No Repricings. No option or stock appreciation right may be repriced, regranted through cancellation, including cancellation in exchange for cash or other awards, or otherwise amended to reduce its option price or exercise price (other than with respect to adjustments made in connection with a transaction or other change in the Company’s capitalization as permitted under the Amended Plan) without the approval of the stockholders of the Company.
•No Liberal Change in Control Definition. The Amended Plan does not contain a “liberal” change in control definition.
•No Dividends on Unvested Awards. The Amended Plan prohibits the payment of dividends on unvested awards.
•No Excise Tax Gross Ups. The Amended Plan does not provide for any excise tax gross-ups.
•Double-Trigger on Change of Control. The Amended Plan includes a double-trigger provision for the vesting of any awards upon a change of control; however, if awards are not assumed by the acquirer or successor in connection with such change of control, outstanding awards under the Amended Plan will be fully vested.
•No Discounted Options or Stock Appreciation Rights. Options and stock appreciation rights may not be granted with exercise prices below fair market value.
•Cap on Director Compensation. The Amended Plan limits the value of the initial and annual awards and cash compensation to be granted to directors to $1,000,000 and $750,000, respectively.
•Clawback. Awards issued under the Amended Plan are subject to any clawback policy of the Company as in effect from time-to-time, including the clawback policy described under “Compensation Discussion and Analysis—Compensation Recoupment Policy.”

Chegg, Inc.	38	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROPOSAL FOUR
Summary of the Amended Plan
The following is a summary of the principal features of the Amended Plan. This summary, however, does not purport to be a complete description of all of the provisions of the Amended Plan. It is qualified in its entirety by reference to the full text of the Amended Plan.
Purpose. The purpose of the Amended Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to our success.
Eligibility. Employees, officers, directors, consultants, independent contractors and advisors of the Company or any parent, subsidiary or affiliate of the Company are eligible to receive awards.
Administration. The Amended Plan will be administered by the Compensation Committee, all of the members of which are non-employee directors under applicable federal securities laws and outside directors as defined under applicable federal tax laws. The Compensation Committee will act as the plan administrator and have the authority to construe and interpret the Amended Plan, grant awards, determine the terms and conditions of awards and make all other determinations necessary or advisable for the administration of the plan (subject to the limitations set forth in the Amended Plan). However, our Board of Directors establishes the terms for the grant of awards to non-employee directors as discussed above under “Proposal No.1 - Election of Directors—Director Compensation.”
Authorized Shares. Subject to adjustments as described below, the maximum number of shares that may be delivered in satisfaction of awards under the Amended Plan is 10,037,610 subject to adjustment only to reflect stock splits and similar events.
In addition, the following shares underlying awards granted under the Amended Plan will become available for grant under the Amended Plan: (a) shares subject to issuance upon exercise of a stock option or stock appreciation right but which cease to be subject to the option or stock appreciation right for any reason other than exercise of the stock option or stock appreciation right; (b) shares subject to awards that are forfeited or are repurchased by the company at the original issue price; (c) shares subject to awards that otherwise terminate without such shares being issued; (d) shares surrendered pursuant to a stockholder-approved Exchange Program (as defined in the Amended Plan), (e) shares that are subject to an award that is settled in cash; and (f) shares that are used to pay the exercise price of an award or withheld to satisfy the tax withholding obligations related to an award.
Shares that otherwise become available for grant and issuance shall not include shares subject to awards that initially became available because of the Company’s substitution or assumption of awards granted by another company in connection with an acquisition of such company, or otherwise, as permitted under the Amended Plan.
Equitable Adjustments. As is typical in equity plans, in the event of a change in our common stock via a stock dividend, extraordinary dividend or distribution (whether in cash, shares, or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off, or similar change in the capital structure of the Company without consideration, proportionate adjustments will be made to the number and class of shares reserved for issuance and future grant under the Amended Plan (including the maximum number and class of ISOs (as defined below)), and the applicable exercise prices of and number and class of Shares subject to outstanding awards, subject to any required action by the Board of Directors or the stockholders of the Company.

Chegg, Inc.	39	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROPOSAL FOUR
Equity Awards. The Amended Plan will permit us to grant the following types of awards:
Stock Options. The Amended Plan provides for the grant of Incentive Stock Options (“ISOs”) and Non-qualified Stock Options (“NQSOs”). ISOs may be granted only to our employees or employees of our parent, subsidiaries and affiliates. NQSOs may be granted to eligible employees, consultants and directors or any of our parent, subsidiaries or affiliates. We are able to issue no more than 10,037,610 shares pursuant to the grant of ISOs under the Amended Plan. The Compensation Committee determines the terms of each option award, provided that ISOs are subject to statutory limitations. The Compensation Committee also determines the exercise price for a stock option, provided that the exercise price of an option may not be less than the fair market value of our common stock on the date of grant (with certain additional requirements for certain ISOs).
Options granted under the Amended Plan vest at the rate and/or subject to performance requirements specified by the Compensation Committee and such vesting schedule is set forth in the stock option agreement to which such stock option grant relates. The Compensation Committee determines the term of stock options granted under the Amended Plan, up to a term of ten years (with certain additional requirements for certain ISOs).
After the option holder ceases to provide services to us, he or she is able to exercise his or her vested option for the period of time stated in the stock option agreement to which such option relates. Generally, the vested option will remain exercisable for three months after an optionee’s cessation of service, except in the case of termination due to death, disability or termination for cause. An option may not be exercised later than its expiration date.
Restricted Stock Units. RSUs represent the right to receive shares at a specified date in the future, subject to forfeiture of such right due to termination of employment or failure to achieve specified performance goals. If the RSUs have not been forfeited, then on the date specified in the award agreement we will deliver to the holder of the RSUs shares, cash or a combination of our shares and cash as specified in the applicable award agreement.
Restricted Stock Awards. A restricted stock award is an offer by us to sell shares subject to restrictions that the Compensation Committee may impose. These restrictions may be based on completion of a specified period of service with us or upon the achievement of performance goals during a performance period. The Compensation Committee determines the price of a restricted stock award. Unless otherwise set forth in the award agreement, vesting will cease on the date the participant no longer provides services to us, and at that time unvested shares will be forfeited to us or subject to repurchase by us.
Stock Bonus Awards. A stock bonus is an award of shares for past or future services to us. Stock bonuses can be granted as additional compensation for performance and, therefore, are not issued in exchange for cash. The Compensation Committee determines the number of shares to be issued as stock bonus and any restrictions on those shares. These restrictions may be based on completion of a specified period of service with us or upon the achievement of performance goals during a performance period. Unless otherwise set forth in the award agreement, vesting ceases on the date the participant no longer provides services to us, and at that time unvested shares will be forfeited to us or are subject to repurchase by us.
Stock Appreciation Rights. Stock appreciation rights provide for a payment, or payments, in cash or shares to the holder based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price of the stock appreciation right. Stock appreciation rights may vest based on time or achievement of performance goals.
Performance Awards. A performance award is an award of a cash bonus or a bonus denominated in shares or units that is subject to performance factors. The award of performance shares may be settled in cash or by issuance of those shares (which may consist of restricted stock). These awards are subject to forfeiture because of termination of employment or failure to achieve the performance conditions.

Chegg, Inc.	40	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROPOSAL FOUR
Plan Amendments and Termination. The Board of Directors may at any time terminate or amend the Amended Plan in any respect, including, without limitation, amendment of any form of award agreement or instrument to be executed pursuant to the Amended Plan; provided, however, that the Board of Directors will not, without the approval of the stockholders of the Company, amend the Amended Plan in any manner that requires such stockholder approval; provided further, that a participant’s award will be governed by the version of the plan then in effect at the time such award was granted. No termination or amendment of the Amended Plan or any outstanding award may adversely affect any then outstanding award without the consent of the participant, unless such termination or amendment is necessary to comply with applicable law, regulation or rule.
Federal Income Tax Consequences. The following is a general summary under current law of certain U.S. federal income tax consequences to participants who are citizens or individual residents of the United States relating to the types of equity awards that may be granted under the Amended Plan. This summary deals with the general tax principles and is provided only for general information. Certain kinds of taxes, such as foreign taxes, state and local income taxes, payroll taxes and the alternative minimum tax, are not discussed.
Nonqualified Stock Options, Stock Appreciation Rights. A recipient of an NSO or stock appreciation right will not recognize taxable income upon the grant of those awards. However, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized on a subsequent disposition of the shares of common stock generally will be short‐term or long‐term capital gain or loss, depending on the length of time the recipient holds the shares.
Incentive Stock Options. Neither the grant nor the exercise of an incentive stock option will generally result in any taxable income to the recipient, except that the alternative minimum tax may apply at the time of exercise. The recipient will recognize a capital gain or loss on a later sale or other disposition of such shares provided that he or she does not dispose of such shares within two years from the date the option was granted or within one year after the shares were acquired by the recipient. If the shares are not held for the holding periods described above, the recipient will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price. Any gain or loss recognized on a subsequent disposition of the shares generally will be short‐term or long‐term capital gain or loss, depending on the length of time the recipient holds the shares.
Restricted Stock Units. A holder of RSUs does not recognize taxable income when the RSUs are granted. The recipient of the award generally will recognize ordinary income in each year in which the units vest in an amount equal to the fair market value of the shares received. Any gain or loss recognized on a subsequent disposition of the shares of common stock generally will be short‐term or long‐term capital gain or loss, depending on the length of time the recipient holds the shares.
Other Awards. The grant of Restricted Stock Awards, Stock Bonus Awards and Performance Shares will generally not be a taxable event. Generally, the recipient will recognize ordinary income equal to the excess of the fair market value over the price paid, if any, in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture (unless, with respect to an award of restricted stock, the recipient elects to accelerate recognition as of the date of grant).
In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Section 162(m) of the Code and the relevant income tax regulations. Section 162(m) places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. We may from time to time pay compensation to our executives that may not be deductible if the Compensation Committee believes that doing so is in the best interests of our stockholders.
ERISA Information. The Amended Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Chegg, Inc.	41	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROPOSAL FOUR
New Plan Benefits
No awards have been made under the Amended Plan prior to the date of the Annual Meeting that are contingent on the approval of the Amended Plan. Awards granted under the Amended Plan to our executive officers and other employees would be made at the discretion of the Compensation Committee or the Board of Directors. Therefore, the benefits and amounts that will be received or allocated to our executive officers and other employees under the Amended Plan in the future are not determinable at this time.
Consistent with our non-employee director equity compensation policy, each of our continuing non-employee directors will be granted an annual RSU award immediately following each annual meeting of stockholders of 55,000 shares of common stock, commencing with the annual RSU grant for 2025. Grants made to our non-employee directors in the last fiscal year are described in “2024 Director Compensation Table.” Also refer to “Director Compensation” for additional information.
For more information concerning the number of shares of common stock available for issuance under the 2023 Plan and the outstanding awards under the 2023 Plan, see "Equity Compensation Plan Information" below.
Awards Previously Granted Under the 2023 Plan
The following table sets forth, for each of the individuals and various groups indicated, the total number of shares of our common stock subject to awards that have been granted under the 2023 Plan as of April 7, 2025. As of April 7, 2025, the closing price of our common stock was $0.52 per share.

	Number of RSUs Granted	Number of PSUs Granted

Nathan Schultz President and Chief Executive Officer	1,412,500	412,500
Dan Rosensweig Executive Chair and Co-Chairperson of our Board of Directors, Former President and Chief Executive Officer	281,250	93,750
David Longo Chief Financial Officer	1,265,734	—
Andrew Brown Former Chief Financial Officer	14,218	—
Esther Lem Former Chief Marketing Officer	—	—
All current directors who are not executive officers, as a group	811,292	—
Marcela Martin Nominee for election as a director	73,652	—
All employees, including all current officers who are not executive officers, as a group	8,077,650	187,500

Chegg, Inc.	42	Proxy Statement for the 2025 Annual Meeting of Stockholders

PROPOSAL FOUR
Equity Plans
The following table presents information as of December 31, 2024 with respect to compensation plans under which shares of our common stock may be issued. The category “Equity compensation plans approved by security holders” in the table below consists of the 2005 Stock Incentive Plan (the “2005 Incentive Plan”), the 2013 Equity Incentive Plan (the “2013 Incentive Plan”), the 2023 Plan, and the Amended and Restated 2013 Employee Stock Purchase Plan (the “A&R 2013 ESPP”). The category “Equity compensation plans not approved by security holders” in the table below consists of the 2023 Equity Inducement Plan (the “2023 Inducement Plan”). The table does not include information with respect to shares of our common stock subject to outstanding options or other equity awards granted under equity compensation plans or arrangements assumed by us in connection with our acquisition of the companies that originally granted those awards.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)(1)

Equity compensation plans approved by security holders	6,779,276(2)	$5.74(3)	13,347,980
Equity compensation plans not approved by security holders(4)	789,765(5)	—	1,171,016

(1)	Includes 10,340,723 shares available for issuance under the 2023 Incentive Plan and 3,007,257 shares available for issuance under the A&R 2013 ESPP.
(2)	Excludes purchase rights accruing under the A&R 2013 ESPP and includes 6,779,276 shares subject to outstanding RSUs, PSUs and options.
(3)	The weighted average exercise price relates solely to outstanding stock option shares since shares subject to RSUs and PSUs have no exercise price.
(4)	On October 10, 2023, our Board of Directors approved the 2023 Inducement Plan pursuant to the Employment Inducement Award exception under the NYSE Listed Company Manual Section 303A.08.
(5)	Includes 789,765 shares subject to outstanding RSUs.
Registration with the SEC
If this Proposal No. 4 is approved by our stockholders, we intend to file a Registration Statement on Form S-8 with the SEC with respect to the shares of our common stock to be registered pursuant to the Amended Plan, as soon as reasonably practicable following stockholder approval.

Our Board of Directors recommends a vote “FOR” approval of Proposal No. 4.

Chegg, Inc.	43	Proxy Statement for the 2025 Annual Meeting of Stockholders

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 7, 2025 by:
•each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
•each of our directors or director nominees;
•each of our named executive officers; and
•all of our directors and executive officers as a group.
Percentage ownership of our common stock is based on 105,376,973 shares of our common stock outstanding on April 7, 2025. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed shares of our common stock subject to equity awards that are currently vested or will become vested within 60 days of April 7, 2025 to be outstanding and to be beneficially owned by the person holding the award for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person.

Surpass the class Learning tools that go beyond graduation.

Chegg, Inc.	44	Proxy Statement for the 2025 Annual Meeting of Stockholders

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Chegg, Inc., 3990 Freedom Circle, Santa Clara, California 95054.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Owned

NAMED EXECUTIVE OFFICERS AND DIRECTORS:
Dan Rosensweig(1)	2,007,330	1.9%
Andrew Brown(2)	227,829	*
Nathan Schultz(3)	466,237	*
David Longo(4)	165,947	*
Esther Lem(5)	41,028	*
Renee Budig(6)	113,715	*
Marne Levine(7)	120,365	*
Marcela Martin(8)	86,719	*
Richard Sarnoff(9)	314,089	*
Ted Schlein(10)	274,061	*
Melanie Whelan(11)	98,182	*
John (Jed) York(12)	112,235	*
Directors and Executive Officers as a Group(13)	3,758,880	3.7%
5% STOCKHOLDERS:
The Vanguard Group(14)	9,012,767	9.4%
Black Rock Fund Advisors (15)	6,864,853	7.0%

*	Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
(1)
Consists of (a) 1,792,863, shares held by Mr. Rosensweig, (b) 25,000 shares held by The Rosensweig Family Revocable Trust U/A/D 03-12-07 where Mr. Rosensweig is a Co-Trustee, (c) 48,842 shares held by The Rosensweig 2012 Irrevocable Children's Trust U/A/D 11-06-12 where Mr. Rosensweig is a Co-Trustee, and (d) 140,625 restricted stock units held by Mr. Rosensweig that will vest within 60 days of April 7, 2025.

(2)
Consists of (a) 135,907 shares held by Mr. Brown, and (b) 91,922 shares held by The Andy and Pam Brown Family Trust, of which Mr. Brown is a Co-Trustee. Mr. Brown resigned as Chief Financial Officer on February 21, 2024.

(3)
Consists of (a) 149,785 shares held by Mr. Schultz, (b) 161,647 shares held by Nathan Schultz & Debbie Schultz CO-TTEE SCHULTZ FAMILY TRUST DTD 08/08/2018. and (c) 154,805 shares subject to restricted stock units held by Mr. Schultz that are, or become, exercisable within 60 days of April 7, 2025.

(4)	Consists of (a) 162,718 shares held by Mr. Longo, and (b) and 3,229 restricted stock units held by Mr. Longo that will vest within 60 days of April 7, 2025.
(5)	Consists of 41,028 shares held by Ms. Lem. Ms. Lem is no longer obligated to report Chegg stock transactions as of March 2023.
(6)	Consists of (a) 59,368 shares held by Ms. Budig and (b) 54,347 shares subject to restricted stock units held by Ms. Budig that are, or will become, exercisable within 60 days of April 7, 2025.
(7)	Consists of (a) 66,018 shares held by Ms. Levine and (b) 54,347 shares subject to restricted stock units that are, or will become, exercisable within 60 days of April 7, 2025.
(8)	Consists of (a) 32,372 shares held by Ms. Martin and (b) 54,347 shares subject to restricted stock units held by Ms. Martin that are, or will become, exercisable within 60 days of April 7, 2025.
(9)	Consists of (a) 259,742 shares held by Mr. Sarnoff and (b) 54,347 shares subject to restricted stock units held by Mr. Sarnoff that are, or will become, exercisable within 60 days of April 7, 2025.
(10)	Consists of (a) 219,714 shares held by Mr. Schlein and, (b) 54,347 shares subject to restricted stock units held by Mr. Schlein that are, or will become, exercisable within 60 days of April 7, 2025.
(11)	Consists of (a) 43,835 shares held by Ms. Whelan and (b) 54,347 shares subject to restricted stock units held by Ms. Whelan that are, or will become, exercisable within 60 days of April 7, 2025.
(12)	Consists of (a) 57,888 shares held by Mr. York and, (b) 54,347 shares subject to restricted stock units held by Mr. York that are, or will become, exercisable within 60 days of April 7, 2025.
(13)
Consists of (a) 3,079,792 shares and (b) 383,658 restricted stock units which are subject to vesting conditions expected to occur within 60 days of April 7, 2025, each of which are held by our directors and officers as a group.

(14)
Consists of 9,012,767 shares held by The Vanguard Group, Inc. as reported by our transfer agent as of 12/31/2024. The principal business address for all entities affiliated with The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

(15)
Consists of 6,864,853 shares held by Black Rock Fund Advisors as reported by our transfer agent as of 12/31/2024. The principal business address for all entities affiliated with Black Rock Fund Advisors is 400 Howard St., San Francisco, CA 94105.

Chegg, Inc.	45	Proxy Statement for the 2025 Annual Meeting of Stockholders

Our Management

The names of our executive officers, their ages as of April 7, 2025, and their positions are shown below.

Name	Age(2)	Position(s)

Nathan Schultz (1)	47	President, Chief Executive Officer and Member of our Board of Directors
David Longo	57	Chief Financial Officer, Treasurer, Principal Financial Officer and Principal Accounting Officer

(1)	Mr. Schultz was appointed President, Chief Executive Officer and Board Member on June 1, 2024. His previous title was Chief Operating Officer.
(2)	Age as of the Record Date of the 2025 Annual Meeting.
For information regarding Mr. Schultz, please refer to the "Proposal No. 1 — Election of Directors" section of this proxy statement above.
David Longo has served as our Chief Financial Officer, Treasurer, Principal Financial Officer and Principal Accounting Officer since February 21, 2024. From December 2021 to February 2024, Mr. Longo served as our Vice President, Chief Accounting Officer, Corporate Controller, Principal Accounting Officer and Assistant Treasurer. Prior to joining the Company, Mr. Longo served as Chief Accounting Officer at Spire Global, Inc., a data and analytics company, from October 2021 to December 2021. From August 2020 to October 2021, Mr. Longo served as Chief Accounting Officer for Shutterfly, Inc., a digital retailer and manufacturer of personalized products and services, and from February 2013 to July 2020, he served in roles of increasing responsibility at CBS Inc. most recently as Senior Vice President, Controller at CBS Interactive, Inc., a division of CBS Inc. Prior to CBS, Mr. Longo held positions at Netflix and Deloitte. Mr. Longo holds a B.S. in Business Administration, with a concentration in accounting, from Boston University and is a licensed CPA.

Chegg, Inc.	46	Proxy Statement for the 2025 Annual Meeting of Stockholders

Executive Compensation

Compensation Discussion and Analysis
Executive Summary
In this Compensation Discussion and Analysis, we address our compensation program for our executive officers and specifically the compensation, as listed in the Summary Compensation Table that follows this discussion, paid or awarded to the following executive officers of our Company for the year ended December 31, 2024, who we refer to as our “named executive officers” or “NEOs”:

Name	Title

Nathan Schultz(1)	President and Chief Executive Officer
Dan Rosensweig(2)	Executive Chair and Co-Chairperson of our Board of Directors, Former President and Chief Executive Officer
David Longo(3)	Chief Financial Officer
Andrew Brown(4)	Former Chief Financial Officer
Esther Lem(5)	Former Chief Marketing Officer

(1)	Mr. Schultz was appointed as our President and Chief Executive Officer, effective June 1, 2024. Mr. Schultz was also appointed as a Class I director of the Board. Prior to his appointment as Chief Executive Officer, Mr. Schultz served in an executive officer role as our Chief Operating Officer.
(2)	Mr. Rosensweig resigned from his positions as President and Chief Executive Officer and was appointed as our Executive Chair, effective June 1, 2024. Mr. Rosensweig also serves as Co-Chairperson of the Board.
(3)	Mr. Longo was appointed as our Chief Financial Officer and Treasurer, effective February 21, 2024.
(4)	Mr. Brown resigned from his position as Chief Financial Officer, effective February 21, 2024, and remained an employee of Chegg until his retirement on June 6, 2024.
(5)	Ms. Lem resigned from her position as Chief Marketing Officer effective April 5, 2024, and remained an employee of Chegg until her retirement on July 5, 2024.
References in this section to “fiscal year 2024,” “fiscal year 2023” and “fiscal year 2022” refer to our fiscal years ended December 31, 2024, December 31, 2023, and December 31, 2022, respectively.

Chegg, Inc.	47	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Business Overview
Chegg provides individualized learning support to students as they pursue their educational journeys. Available on demand 24/7 and powered by over a decade of learning insights, the Chegg platform offers students artificial intelligence (“AI”)-powered academic support thoughtfully designed for education coupled with access to a vast network of subject matter experts who help ensure quality and accuracy. No matter the goal, level, or style, Chegg helps millions of students around the world learn with confidence by helping them build essential academic, life, and job skills to achieve success.
2024 Performance Highlights
Our 2024 performance was reflective of changes in the education industry at large and specifically impacted by changes in the content landscape. Amidst these challenges, we made significant headway on our technology, product, and marketing programs.
In 2024, we strengthened our commitment to servicing students, with a clear focus on those seeking to build knowledge and achieve success along their academic journey. Through focused investment over the past year, and the integration of cutting-edge technologies, we have advanced the Chegg product offering to deliver a comprehensive, personalized and verticalized learning experience for higher education. In 2024 we integrated AI and machine learning into our product stack, while blending third-party AI models with our proprietary student-focused data and high-quality content, delivering more value to the learner. We launched an innovative brand marketing campaign and activation program that reinvigorated top-of-funnel traffic, creating strong consideration, bringing in new users, and ultimately driving conversion. As a result of our full funnel program, we have seen year-over-year improvements in click-through and conversion rates. Likewise, we significantly advanced and differentiated Chegg’s AI-powered Question and Answer experience, delivering a more comprehensive product to our users.
Despite this significant progress and commitment to the student learners, we subsequently announced in 2025 that we are undertaking a strategic review process and exploring a range of alternatives to maximize shareholder value, in direct response to the impact of Google AI Overviews retaining traffic that historically had come to Chegg, materially impacting our acquisitions, revenue, and employee base.
These results are reflected in the performance of our executive compensation programs. Amidst these challenges, we continue to evolve our compensation programs to attract and retain and executive and leadership team that will reinforce our commitment to delivering products that serve our students and improved value to shareholders.
2024 Compensation Highlights
Our executive compensation programs reflect our commitment to pay for performance and our prioritization of stockholder alignment while being designed to attract and retain leadership in our next phase of growth. Our Compensation Committee determined that Chegg’s compensation philosophy and objectives would be best served and fulfilled with a mix of base salary and equity grants.
In 2024, the Compensation Committee determined a new base salary and granted equity awards for Mr. Schultz, Mr. Rosensweig, and Mr. Longo in connection with their new roles as our new Chief Executive Officer, Executive Chairman, and Chief Financial Officer, respectively, and in each case based on the responsibilities associated with their new positions. For each of Mr. Schultz, Mr. Rosenzweig, and Mr. Longo, the salary and size and composition of the equity grant was determined based on the Committee’s review, together with its independent compensation consultant, of benchmarking data. The data referenced base salaries and grants received by employees in similarly leveled positions of comparator companies. The Compensation Committee sought, in particular, to structure the equity grant in order to provide a competitive compensation package that would promote long-term retention with our Company and provide an immediate alignment with our stockholders. No salary adjustment or equity grants were made to either Mr. Brown or Ms. Lem prior to their retirements.

Chegg, Inc.	48	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Total net revenues, adjusted EBITDA, and free cash flow targets each represented one-third of the performance-based restricted stock unit (“PSU”) targets for our NEOs. Total net revenues for 2024 of $617.6 million did not meet our threshold target of $627.0 million for our PSUs (“2024 PSUs”). Adjusted EBITDA of $149.7 million did meet the threshold target and was achieved at 52.1% of the $149.0 million target, and free cash flow of $50.3 million did not meet our threshold target of $68.0 million. As a result, our NEOs performance-based compensation was determined accordingly at a blended 17.4% of target.

(1)	See Appendix A for a reconciliation of GAAP to a non-GAAP measures and other information.
Adjusted EBITDA and free cash flow are non-GAAP financial measures. We define “adjusted EBITDA” as earnings before interest, taxes, depreciation and amortization, or EBITDA, adjusted for share-based compensation expense, other income, net, acquisition-related compensation costs, restructuring charges, impairment expense, impairment of lease related assets, content and related assets charge, loss contingency, and transitional logistics charges. We define “free cash flow” as net cash provided by operating activities adjusted for purchases of property and equipment. A reconciliation of net income to EBITDA and to adjusted EBITDA and a reconciliation of net cash provided by operating activities to free cash flow is included as Appendix A to this proxy statement.
CEO Realizable Compensation
In addition, by delivering the majority of our NEOs' compensation in the form of equity, the value ultimately realized by our executives continues to be closely linked to our stock price performance. As of December 31, 2024, our CEO’s “realizable value” of compensation (see below chart) is only 42% of target, further demonstrating alignment between pay and performance.
Target total direct compensation reflects salary paid through 2024 and the grant date fair value of the 2024 equity awards, including RSUs and PSUs. Realizable value reflects salary paid during 2024 and value of the 2024 equity awards based on Chegg’s closing stock price of $1.61 on December 31, 2024, with the 2024 PSUs earned at 17.4% of target.

Chegg, Inc.	49	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Stockholder Engagement and Results of 2024 Stockholder Advisory Vote on Executive Compensation
We value the input of our stockholders on our compensation program, and we critically assess our compensation program taking into account such input. We regularly engage with our stockholders on a variety of issues, including their views on our executive compensation practices. Our regular on-going discussions with stockholders provide an opportunity for us to receive input regarding our executive compensation program design and to discuss the philosophy and structure of our executive compensation program, all of which help to guide us in refining the design of our executive compensation program. We expect to continue our dialogue with stockholders and to take their feedback into account when evaluating our executive compensation program going forward.
We hold an advisory vote on executive compensation, or a Say-on-Pay vote, on an annual basis. At the Annual Meeting of Stockholders on June 5, 2024, 82.0% of our stockholders voted “FOR” our executive compensation program. The Compensation Committee viewed the results of the 2024 Say-on-Pay vote as evidence that a substantial majority of stockholders are aligned with our executive compensation program.
Compensation Practices
We designed our executive compensation program with the intention of aligning pay with performance while balancing risk and reward. To help us accomplish these key objectives, we have adopted the following policies and practices:

What We Do
•Pay-for-Performance
•Prioritize stockholder alignment with a majority of pay mix allocated to equity compensation, half of which is performance-conditioned for our executive officers
•Use a representative and relevant peer group for assessing compensation
•Consider stockholder dilution, burn rate, and stock-based compensation expense in our equity compensation decisions
•Include caps on individual payouts in incentive plans
•Maintain a recoupment policy on cash or equity incentive awards in the event of a financial restatement
•Maintain stock ownership guidelines for our executive officers and non-employee directors
•Maintain a Compensation Committee comprised solely of independent directors
•Retain an independent compensation consultant
•Conduct ongoing stockholder outreach
•Conduct an annual Say-On-Pay vote

What We Don't Do
•Provide guaranteed annual salary increases or bonuses
•Provide excise tax gross-ups
•Provide defined benefit or contribution retirement plans or arrangements, other than our Section 401(k) plan which is generally available to all employees
•Provide excessive benefits and/or perquisites to our executive officers
•Include “single-trigger” vesting change of control provisions in equity awards
•Allow hedging or monetization transactions, such as zero cost collars and forward sale transactions

Chegg, Inc.	50	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Process for Setting Executive Compensation
Compensation Philosophy and Objectives
Our executive compensation program is designed to:
•Attract, motivate and retain highly qualified executive officers in a competitive market;
•Reward the achievement of challenging business objectives; and
•Align our executive officers’ interests with those of our stockholders by providing a majority of total compensation in the form of equity awards.
We operate in a fast-paced, innovative education software and services industry, which is an emerging category with very few public company peers in the United States. Our executive team possesses a unique mix of education software industry experience and the ability to scale for high growth and profitability. Our leaders are difficult to replace, and we compete for talent in the highly competitive San Francisco Bay Area market. To retain key talent and remain competitive in our labor market, we provide compensation to our employees that recognizes and incentivizes high performance.
Our total direct compensation to our executive officers consists of two components: base salary and equity incentive compensation. Our base salaries provide a stable source of income and keep our compensation competitive. Our time and performance-based equity compensation provides an incentive for our executive officers to achieve both short-term and long-term corporate goals. We generally do not grant cash bonuses to our executives. We recognize that short-term cash incentives are a standard component of executive compensation. However, we have opted to break from this common practice because we feel that linking a significant portion of executive compensation to equity provides for sustainable growth and aligns our executives’ goals with our stockholders’ interests. We believe that allocating a meaningful percentage of compensation to equity-based opportunities motivates our executive officers to create long-term stockholder value. To that end, our equity compensation is comprised of time-based RSUs and PSUs, with vesting of the PSUs based on three equally weighted metrics. Our total direct compensation is generally targeted at market competitive ranges, and while competitive market data informs the pay decisions of our Compensation Committee, it is not the determinative factor in setting our executives’ compensation. In setting compensation levels, our Compensation Committee further takes into account our financial and market performance on an absolute basis and relative to our peer group, as well as individual factors, including, but not limited to, job responsibilities and complexity of the role, contributions to Chegg, market competition for talent, experience and tenure.
Role of Our Compensation Committee, Management and Independent Compensation Consultant
Role of Our Compensation Committee
Our Compensation Committee is responsible for developing, implementing, and overseeing our compensation and benefit programs and policies, including administering our equity incentive plans. On an annual basis, the Compensation Committee reviews and approves compensation decisions relating to our executive officers, including our Chief Executive Officer, taking into consideration compensation on a role-specific basis as well as relative to positions at a similar level and for the executive team overall, and our corporate financial performance and overall financial condition.
The Compensation Committee also evaluates risk as it relates to our compensation programs, including our executive compensation program. As discussed under the “Risk Considerations” section of this proxy statement below, the Compensation Committee does not believe that our compensation and benefits programs and policies encourage excessive or inappropriate risk taking.

Chegg, Inc.	51	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Role of Our Management
Our Chief Executive Officer reviews the annual performance of each executive (except his own performance) and makes recommendations to the Compensation Committee regarding each executive’s base salary and equity compensation (other than for himself or, for 2024, the Executive Chairman). The Compensation Committee may modify individual compensation levels and components for executive officers and is not bound to accept our Chief Executive Officer’s recommendations.
Role of Our Independent Compensation Consultant
For fiscal year 2023, the Compensation Committee retained Frederic W. Cook & Co., Inc. ("FW Cook") as its independent compensation consultant, and for fiscal year 2024 the Compensation Committee has retained Aon as its independent compensation consultant. The Compensation Committee determined that each of FW Cook and Aon is an independent compensation advisor including for purposes of the Dodd-Frank Act and other applicable SEC and NYSE regulations. FW Cook and did not perform services any services for us in 2023, other than executive and general compensation survey consulting services. The Committee has assessed the independence of Aon’s services for us in 2024 pursuant to SEC and NYSE regulations. In doing so, the Committee considered each of the factors set forth by the SEC and the NYSE with respect to a compensation consultant’s independence. The Committee also considered the nature and amount of work performed for the Committee and the fees paid for those services in relation to the firm’s total revenues. Based on its consideration of the foregoing and other relevant factors, the Committee concluded that there are no conflicts of interest, and that Aon is independent.
During fiscal year 2023, FW Cook was retained to, among other activities, develop our compensation peer group for 2024. During 2024, Aon was retained to, among other activities, review our compensation philosophy and objectives, develop an updated compensation peer group, gather and analyze compensation data for our compensation peer group, evaluate compensation practices and pay levels for our executives and non-employee directors, and review and recommend certain compensation arrangements with our executives. In the course of fulfilling these responsibilities, representatives of Aon attended Compensation Committee meetings and met with management from time to time to gather relevant information.
2024 Compensation Peer Group
Our Compensation Committee considered market data compiled by its independent compensation consultant to better inform its determination of the key components of our executive compensation program and to develop a program that it believes will enable us to compete effectively for new executives and retain existing executives. In general, this market data consists of compensation information from both broad-based third-party compensation surveys and a compensation “peer group”. Our peer group for purposes of making determinations with respect to 2024 compensation consists of software companies that are similar to us in revenue, market capitalization, market capitalization to revenue ratio, growth, and relevant geographic locations where we compete for executive talent (generally San Francisco Bay Area, Los Angeles, and New York). While Chegg is classified by MSCI and S&P under the Global Industry Classification Standard ("GICS") in the “Education Services” sub-industry, our peer group and competitive market consists primarily of other software, SaaS, and internet companies. Therefore, the industries considered for our peer group extend beyond Education Services and also include companies in the following GICS industries: “Application Software,” “Interactive Media and Services,” “Internet & Direct Retail Marketing” and “Systems Software.”

Chegg, Inc.	52	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Each year, the Compensation Committee, with the assistance of its independent compensation consultant, conducts an annual review of the compensation levels and practices of our peer companies. As part of the review, the Compensation Committee assesses our compensation peer group to ensure the constituents continue to generally meet the selection criteria listed above. For the 2024 compensation peer group, the Compensation Committee, in October 2023, approved changes to the peer group taking into account Chegg’s market capitalization as it existed at that time and for the prior fiscal year, resulting in the removal of nine total companies, four of which were acquired (Coupa Software, Inc., Momentive Global Inc., New Relic, Inc. and Sumo Logic, Inc.) and five of which were more than four times Chegg's then-market capitalization previously included in the peer group reviewed by the Compensation Committee (Dropbox, Inc., Guidewire Software, Inc., Nutanix, Inc., Okta, Inc., and Smartsheet, Inc.). Ten new companies were added to the 2024 compensation peer group as a result of the 2023 assessment: Cerence, Inc., Coursera, Inc., Digital Turbine, Inc., Everbridge, Inc., Model N, Inc., Powerschool Holdings, Inc., Stride, Inc., Udemy, Inc., Yext, Inc., and ZipRecruiter, Inc. Chegg was in the 37th percentile of the peer group’s market capitalization and the 61st percentile of the peer group's revenue for the trailing four quarters.
For our 2024 compensation decisions, our compensation peer group consisted of the 19 companies set forth below:

2U, Inc.	Coursera, Inc.	PowerSchool Holdings, Inc.	Udemy, Inc.
Alteryx, Inc.	Digital Turbine, Inc.	Progress Software Corporation	Yelp, Inc.
Blackbaud, Inc.	Everbridge, Inc.	Qualys, Inc.	Yext, Inc.
Box, Inc.	LivePerson, Inc.	RingCentral, Inc.	ZipRecruiter, Inc.
Cerence Inc.	Model N, Inc.	Stride, Inc.
The peer group information serves as a data point in determining the appropriate pay mix and overall compensation, but the Compensation Committee does not seek to align its compensation against any specific company member of our compensation peer group.
2024 Executive Leadership Transitions
Nathan Schultz Transition – New President and Chief Executive Officer
Effective June 1, 2024, Nathan Schultz was appointed as our President and Chief Executive Officer and as a Class I director of the Board. Prior to his appointment as Chief Executive Officer, Mr. Schultz served as the Company’s Chief Operating Officer since October 2022, and he has been with the Company since 2008. In connection with his new appointment, Mr. Schultz’s received (i) a base salary of $1,000,000, (ii) RSUs with an approximate grant date value of $1,579,875, and (iii) PSUs with an approximate grant date value of $1,579,875, which will only vest upon achievement of specified goals. The RSUs vest over three years, with one-third vesting in March 2025 and the remainder vesting in eight equal quarterly installments for 24 months thereafter, subject to Mr. Schultz’s continued service on the applicable vesting dates. The PSUs are allocated between multiple tranches, become earned and eligible to vest upon the achievement of certain performance goals, as determined by the Compensation Committee, and are subject to a total three-year time-based vesting period (to the extent earned) subject to Mr. Schultz’s continued service on the applicable vesting dates.

Chegg, Inc.	53	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Dan Rosensweig Transition – New Executive Chair
Effective as of the same date of June 1, 2024, Dan Rosensweig resigned from his positions as President and CEO and was appointed as our Executive Chair. Mr. Rosensweig is continuing to serve as a Co-Chairperson of the Board. In connection with his appointment as Executive Chair, Mr. Rosensweig received (i) a base salary of $850,000, (ii) RSUs with an approximate grant date value of $1,077,188, and (iii) PSUs with an approximate grant value of $359,063, which will only vest upon achievement of specified goals. The RSUs vest over three years, with 50% vesting on the first anniversary of the vesting commencement date and the remainder vesting in eight equal quarterly installments for 24 months thereafter, subject to Mr. Rosensweig’s continued service on the applicable vesting dates. The PSUs are allocated to a single tranche, become earned and eligible to vest upon the achievement of certain performance goals, as determined by the Compensation Committee, and are subject to a total three-year time-based vesting period (to the extent earned), subject to Mr. Rosensweig’s continued service on the applicable vesting dates.
David Longo Transition – New Chief Financial Officer Upon Andrew Brown’s Retirement
Effective February 21, 2024, David Longo was appointed as our Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, and Treasurer. Mr. Longo replaced Andrew Brown, who resigned effective February 21, 2024 and, as part of a planned transition, remained an employee of the Company until his retirement on June 7, 2024. Prior to his appointment as Chief Financial Officer, Mr. Longo served as the Company’s Vice President, Chief Accounting Officer, Corporate Controller, Assistant Treasurer, and Principal Accounting Officer since December 2021. In connection with his new appointment, Mr. Longo received (i) a base salary of $680,000 and (ii) RSUs with an approximate grant date value of $1,900,000 million. The RSUs vested in full in March 2025, with such vesting subject to Mr. Longo’s continued service through the vesting date.
Esther Lem Retirement
Esther Lem resigned from her position as Chief Marketing Officer, effective April 5, 2024, after spending 13 years in the role. Ms. Lem remained an employee of the Company through July 5, 2024, and helped aid with hiring and transitioning her replacement. Ms. Lem received $16,962 in Company-paid COBRA continuation coverage related to her separation from the Company.

Chegg A learning partner that understands.

Chegg, Inc.	54	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Elements of Fiscal Year 2024 Compensation
2024 CEO Pay Mix. Consistent with our compensation philosophy and objectives, we provide compensation to our Chief Executive Officer and our executive officers in the form of base salaries, RSUs and PSUs. We generally do not provide annual cash incentive opportunities, which are typically provided by our peer companies, as our equity incentive compensation is intended to tie the majority of our executive officers’ pay to the delivery of stockholder value. Equity compensation in fiscal year 2024 constitutes 76% of the total pay mix for our Chief Executive Officer, Nathan Schultz.
2024 CEO Target Pay Mix(1)

CEO	DESCRIPTION
Base Salary

Fixed cash compensation component based on the market-competitive value of the CEO's responsibilities and individual performance.

Performance-Based RSUs

Represents 50% of the target incentive value of our annual equity awards.
Designed to motivate and reward the CEO to drive critical annual performance goals. Performance is measured based on three equally weighted financial metrics in 2024, consisting of (1) total net revenues, (2) adjusted EBITDA and (3) free cash flow.

Time-Based RSUs

Represents 50% of the target incentive value of our annual equity awards. Intended to provide retention value and align the interests of the CEO and stockholders.

(1)	Target pay mix represents annual base salary rates as of the fiscal year end, RSUs at grant date fair value, and PSUs at grant date fair value, assuming the target performance level is achieved.

Chegg, Inc.	55	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Base Salaries
We pay an annual base salary to each of our executive officers in order to attract and retain executive talent and provide them with a fixed and stable rate of cash compensation during the year. The base salary for any newly hired executive officer is established through arm’s-length negotiations at the time the executive officer is hired, considering the position and the executive’s experience, qualifications and the competitive market. Base salaries for our continuing executive officers are reviewed by the Compensation Committee (annually, or, on occasion, semi-annually) during the first or last quarter of the calendar year. The Compensation Committee takes into consideration a variety of factors when determining base salary adjustments, including our compensation objectives, each executive’s responsibilities and individual performance, and the compensation peer group and third-party survey market analysis provided by the Compensation Committee's independent compensation consultant, as well as the Company’s needs and business outlook.
During the first quarter of 2024, the Compensation Committee reviewed each of our then-serving NEOs cash compensation and the factors described above and determined that the salaries that it had approved for 2023 remained appropriate prior to the 2024 executive leadership transitions. However, the Compensation Committee determined that changes were necessary for Mr. Schultz, Mr. Rosensweig, and Mr. Longo upon their respective employment transitions. As such, the Compensation Committee established the following salaries for the NEOs for 2024:

Named Executive Officer	2024 Salary Prior to Changes in PEO and NEO Status	2024 Salary Upon Change in PEO and/or NEO Status ($)

Nathan Schultz(1)	900,000	1,000,000
Dan Rosensweig(2)	1,100,000	850,000
David Longo(3)		680,000
Andrew Brown(4)	825,000	N/A
Esther Lem(5)	605,000	N/A

(1)	Prior to his promotion to President and CEO, Mr. Schultz had a base salary of $900,000 in his former role as Chief Operating Officer. Mr. Schultz’s base salary increased by about 11% in connection with his employment transition.
(2)
Prior to his transition to the role of Executive Chair, Mr. Rosensweig had a base salary of $1,100,000 in his former role as President and CEO. Mr. Rosensweig’s base salary was modified to $850,000 in connection with his employment transition from CEO to Executive Chair.

(3)
Prior to his promotion to Chief Financial Officer, Mr. Longo was Vice President, Chief Accounting Officer, and Corporate Controller. Mr. Longo’s base salary increased to $680,000 in connection with his promotion to Chief Financial Officer.

(4)
Mr. Brown resigned from his position as Chief Financial Officer, effective February 21, 2024, and remained an employee of the Company until his retirement on June 7, 2024. Mr. Brown received a prorated portion of his salary for the year. Mr. Brown’s 2024 base salary was unchanged from his 2023 base salary.

(5)
Ms. Lem resigned from her position as Chief Marketing Officer, effective April 5, 2024, and remained an employee of the Company until her retirement on July 5, 2024. Ms. Lem received a prorated portion of her salary for the year. Ms. Lem’s 2024 base salary was unchanged from her 2023 base salary.

Equity Incentive Compensation
The Compensation Committee believes that equity compensation should represent a significant amount of our executive officers’ total compensation so that the interests of our executive officers are aligned with those of our stockholders. The Compensation Committee determines the amount of equity compensation appropriate for each NEO based on a variety of factors, including our compensation objectives; corporate operational and financial performance and relative stockholder return; each executive’s responsibilities; the compensation peer group and third-party survey market analysis provided by its independent compensation consultant; historical equity grants and equity holdings; and internal parity, overall share usage and equity pool availability and, for executive officers other than the Chief Executive Officer, recommendations from the Chief Executive Officer.

Chegg, Inc.	56	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Executive officers are initially granted an equity award, generally in the form of RSUs, when they join us, based on their position and their relevant prior experience. Thereafter, equity awards are generally granted annually to eligible executive officers. The Compensation Committee has the discretion to grant equity awards in addition to these annual grants based on, among other factors, changes in job responsibilities, performance and experience, or material changes in market compensation.
In October 2022, the Compensation Committee determined to increase Mr. Schultz’s 2023 annual target equity award value to $6.6 million in connection with his promotion to Chief Operating Officer. Rather than granting Mr. Schultz an off-cycle grant in connection with his promotion, Mr. Schultz was granted this annual equity award on March 27, 2023, and it was split into 50% RSUs and 50% PSUs.
In 2024, the Compensation Committee determined to grant equity awards in connection with executive leadership transitions for our Chief Executive Officer, Chief Financial Officer, and Executive Chair. Our Chief Executive Officer Mr. Schultz and our Executive Chair Mr. Rosensweig each received a mix of RSUs and PSUs in June 2024, while our Chief Financial Officer Mr. Longo received only RSUs in April 2024. Mr. Schultz’s target equity award mix consisted of 50% RSUs and 50% PSUs, while Mr. Rosensweig’s target equity award mix consisted of 75% RSUs and 25% PSUs.
Mr. Brown and Mr. Lem, both of whom left the Company did not receive any equity awards in 2024. The Compensation Committee routinely evaluates and considers the type of awards granted under our equity incentive program and may, in the future, decide that other types of awards or a different mix of awards are appropriate to provide incentives to our executive officers.
The Company does not grant stock options, stock appreciation rights, or similar instruments with option-like features and has no policies or practices to disclose pursuant to Item 402(x)(1) of Regulation S-K.
Restricted Stock Units
We grant RSUs because they provide retentive value for our executive officers and are linked to creating stockholder value as the award value increases with our stock price appreciation.
The Compensation Committee recommended, and the Board approved, a grant of RSUs to Mr. Longo in connection with his promotion to Chief Financial Officer in February 2024. Mr. Longo’s RSUs, which were granted in April 2024, vested in full on March 12, 2025. The vesting of Mr. Longo’s RSU award was conditioned on his service through the vesting date.
The Compensation Committee recommended, and the Board approved, a grant of RSUs to each of Mr. Schultz and Mr. Rosensweig in connection with their respective appointments as Chief Executive Officer and Executive Chair effective as of June 1, 2024. Mr. Schultz’s RSU award vests as to one-third of the underlying shares of common stock on the one-year anniversary of the vesting commencement date (June 12, 2025), with the remaining amount vesting in eight equal quarterly installments over the next 24 months, conditioned on his service up to and through the applicable time-based vesting dates. Half of Mr. Rosensweig’s RSU award vests as to the underlying shares of common stock on the one-year anniversary of the vesting commencement date (June 12, 2025), with the remaining amount vesting in eight equal quarterly installments over the next 24 months, conditioned on his service up to and through the applicable time-based vesting dates.

Chegg, Inc.	57	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
The following table displays the details of the RSU awards granted to our executives for 2024:

Named Executive Officer	Number of Shares Granted	Target Value ($)(1)	Vesting Conditions

Nathan Schultz	412,500	1,579,875	Vests over three years, with one-third vesting on the first anniversary of the vesting commencement date and the remainder in eight equal quarterly installments thereafter.
Dan Rosensweig	281,250	1,077,188	Vests over three years, with half vesting on the first anniversary of the vesting commencement date and the remainder in eight equal quarterly installments thereafter.
David Longo	265,734	1,900,000	Vests in full one year after the vesting commencement date.

(1)
The target value represents the grant date fair value calculated in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718 ("ASC 718") of the granted PSUs, denominated at target payout levels.

Performance-Based Restricted Stock Units
We grant PSUs because they are linked to stockholder value creation, like RSUs, but are also leveraged to our financial performance and allow us to set appropriate annual goals that we believe are critical to drive long-term success. The Compensation Committee recommended, and the Board approved, a grant of PSUs to our newly appointed Chief Executive Officer Mr. Schultz and our newly appointed Executive Chair Mr. Rosensweig, effective as of June 1, 2024. The PSUs are subject to the achievement of certain financial performance goals and are conditioned on Mr. Schultz’s and Mr. Rosensweig’s service up to and through the applicable time-based vesting dates.
The Compensation Committee determined the achievement of these PSUs in March 2025 based on three equally weighted performance metrics: (1) fiscal year 2024 total net revenue, (2) fiscal year 2024 adjusted EBITDA, and (3) fiscal year 2024 free cash flow (each as defined below). The performance metrics related to total net revenue and adjusted EBITDA are the same metrics used for PSU awards granted during 2023. In 2024, the Compensation Committee included free cash flow as a third performance metric in response to stockholder feedback and because it is an indicator of, among other things, (i) the amount of cash that the business is generating, (ii) the leverage in our business model, (iii) our liquidity, and (iv) what drives stockholder value for Chegg. The Compensation Committee selected total net revenue, rather than Chegg Services revenue which it had used previously, to recognize the importance of the diversity of the Company’s revenue sources. Along with total net revenue, the Compensation Committee selected adjusted EBITDA, a non-GAAP measure of profitability, as both are the most important drivers of stockholder value for Chegg and are primary components of our overall revenue growth and profitability. We believe that each of these are appropriate performance measures for our executive officers, as their decisions can significantly impact these metrics, and the selection of these three measures as PSU metrics ensures our executive officers are incentivized in accordance with the long-term interests of our stockholders. The performance metrics are synchronized with the corporate strategic plan and associated metrics and targets approved by our Board of Directors.
While in previous years we used a one-year performance period for our annual cycle PSUs, the 2024 PSUs granted to Mr. Schultz and Mr. Rosensweig have a total three-year vesting period, with partial vesting after the first year. Similar to our rationale for the use of annual cycle PSUs in prior years, we believe that the annual payouts allow us the flexibility to set appropriate annual goals to drive stockholder value given our growth expectations and the rapidly changing nature of the industry in which we operate. Upon the determination of the level of attainment of the performance metrics, a percentage of PSUs may be earned based on actual achievement. Any PSUs that are not earned are forfeited at the respective vesting dates.

Chegg, Inc.	58	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
The following table displays the details of the PSU awards granted to our executives for 2024:

Named Executive Officer	Number of Shares Granted	Target Value ($)(1)	Vesting Conditions

Nathan Schultz	412,500	1,579,875	Allocated between two equal tranches, total three-year vesting period. The first tranche vests in full after the first anniversary of the vesting commencement date upon the determination of the attainment of the 2024 PSU Performance Metrics. The second tranche vests 50% on the second anniversary of the vesting commencement date and 50% on the third anniversary of the vesting commencement date based on attainment of the Performance Metrics.
Dan Rosensweig	93,750	359,063	Allocated to a single tranche, total three-year vesting period. The PSUs vest one-third on each of the first, second, and third anniversaries of the vesting commencement date based on attainment of the 2024 PSU Performance Metrics.

(1)	The target value represents the grant date fair value calculated in accordance with FASB ASC 718 of the granted PSUs, denominated at target payout levels.
The number of PSUs that may be earned range from 0% to 150% of the total number of shares subject to the PSU award depending on the level of performance achieved for each goal. No payout will be made for performance below the threshold level. The metrics are equally weighted (each representing one-third of the target number of shares) and measured separately, and the resulting number of earned PSUs with respect to each metric are added together for the total number of earned PSUs that are eligible to vest over time. If actual performance falls between the threshold, target, or maximum levels, linear interpolation will be used to determine the number of PSUs earned, as set forth in the table below:

Performance Level	Threshold	Target	Maximum

Payout % of Award	50%	100%	150%
Total Net Revenues	$627,500,000	$660,000,000	$693,000,000
Adjusted EBITDA*	$149,000,000	$165,000,000	$182,000,000
Free Cash Flow*	$68,000,000	$85,000,000	$102,000,000
*Adjusted EBITDA and free cash flow are non-GAAP financial measures, as defined above. A reconciliation of net loss to EBITDA and to adjusted EBITDA and a reconciliation of net cash provided by operating activities to free cash flow, in each case prepared in accordance with GAAP, is included as Appendix A to this proxy statement.
The Compensation Committee recognizes the importance of establishing rigorous but realistic performance targets with respect to our annual cycle PSUs in order to motivate executives to drive strong performance that translates to value creation for stockholders, and the 2024 performance targets were established in consideration of those factors and our business environment.

Chegg, Inc.	59	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
2024 Equity Incentive Awards
The grant date fair value calculated in accordance with FASB ASC 718 of the annual cycle RSUs and PSUs, is set forth in the table below, denominated at target payout levels.

	Number of Shares Granted		Grant Date Fair Value of Awards
Named Executive Officer	Time-Vesting RSUs (#)	PSUs (Target) (#)	Time-Vesting RSUs ($)	PSUs (Target) ($)

Nathan Schultz	412,500	412,500	1,579,875	1,579,875
Dan Rosensweig	281,250	93,750	1,077,188	359,063
David Longo	265,734	—	1,899,998	0
Fiscal Year 2024 Performance-Based Restricted Stock Units Payout
In March 2025, the Compensation Committee certified our financial performance in 2024 with respect to the 2024 PSU metrics. We achieved the following results, resulting in a weighted average payout of 17.4% of Target:

Performance Metric	Achievement	Percent of Award Earned	Component Weighting	Subtotal

Total Net Revenues	$617,574,000	—%	1/3	—%
Adjusted EBITDA*	$149,667,000	52.1%	1/3	17.4%
Free Cash Flow*	$50,252,000	—%	1/3	—%
Total Performance (rounded)				17.4%
The Compensation Committee did not use any discretionary authority to adjust the resulting corporate performance from the financial measures reflected in the table above.
The 2024 PSUs awarded to Mr. Schultz vest over a three-year, time-based vesting schedule with two equally allocated tranches as follows: the earned portion of the first tranche, representing one-half of the total PSUs, will vest on June 12, 2025, and the earned portion of the second tranche will vest 50% on June 12, 2026, and the remaining 50% on June 12, 2027. The 2024 PSUs awarded to Mr. Rosensweig similarly vest over a three-year time-based vesting schedule as follows: one-third will vest on June 12, 2025, one-third will vest on June 12, 2026, and one-third will vest on June 12, 2027. Mr. Longo was not awarded PSUs in connection with his appointment as Chief Financial Officer.
Total Stockholder Return PSUs
During 2021, to incentivize our executives' long-term engagement, drive the next phase of our growth and support retention, we granted special absolute total stockholder return PSUs (the “TSR PSUs”) to certain of our executive officers. The TSR PSUs were eligible to be earned based on share price growth over a three-year performance period from March 1, 2021 through February 29, 2024 (subject to a four-year time-vesting period from the grant date).
The TSR PSU goal was measured by calculating the percentage of growth of our share price from $99.05 - the closing trading price of our common stock on the March 1, 2021 grant date. The TSR PSUs were eligible to vest if the Company achieved absolute TSR growth of between 25% and 75% during the three-year performance period. As previously disclosed, during this three-year performance period, none of the performance goals for the TSR PSUs were achieved; and therefore, no portion of this award was earned.

Chegg, Inc.	60	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Other Programs and Policies
Benefits and Perquisites
Our NEOs participate in the same employee benefit and retirement programs that are generally provided to all other employees, including our 401(k) plan, employee stock purchase plan, health care plans, life insurance plan, and other welfare benefit programs. We do not provide additional benefits or perquisites to our NEOs that are not made available to other employees.
Severance and Change-of-Control Arrangements
To enable us to attract talented executives, as well as ensure ongoing retention when considering potential corporate transactions that may create uncertainty as to future employment, we offer certain post-employment and change-of-control payments and benefits to certain NEOs. Given the nature and competitiveness of our industry, the Compensation Committee believes these severance and change-of-control protections are essential elements of our NEOs' compensation program and assist us in recruiting, retaining, and developing key management talent. Our change-of-control benefits are intended to allow key employees, including our NEOs, to focus their attention on the business operations of our Company in the face of the potentially disruptive impact of a rumored, or actual change-of-control transaction, to assess takeover bids objectively without regard to the potential impact on their own job security and to allow for a smooth transition in the event of a change-of-control. The Committee reviewed and adopted an updated Severance Plan in October 2024 following a review of market practices and Chegg’s specific needs. A detailed description of the terms of the Severance Plan can be found under the "Termination and Change of Control Arrangements" section of this proxy statement.
We have entered into an employment agreement with Mr. Rosensweig and adopted a Severance Plan in which each of the NEOs, other than Mr. Rosensweig, participates. These arrangements provide, as applicable, cash severance benefits and equity award vesting acceleration in the event of certain terminations of employment both outside a change-of-control and in connection with a change-of-control (i.e., double-trigger severance protections). We do not provide “single trigger” protections or tax gross-ups if an executive is subject to excise taxes as a result of severance or change-of-control benefits. A detailed description of the terms of Mr. Rosensweig’s offer letter and the Severance Plan can be found under the “Termination and Change of Control Arrangements” section of this proxy statement.
Insider Trading, and Hedging and Pledging Policies
We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K for our fiscal year ended December 31, 2024. In addition, from time to time, the Company may engage in transactions in Company securities. In addition, it is the Company’s intent to comply with applicable laws and regulations relating to insider trading.
Our Insider Trading Policy prohibits hedging or monetization transactions, such as zero cost collars and forward sale transactions, and transactions relating to the future price of our common stock, such as put or call options and short sales. Additionally, no individual may use Chegg securities as collateral in a margin account or pledge Chegg securities as collateral for a loan or modify an existing pledge unless the individual wishing to pledge securities submits a request for preclearance to the Insider Trading Compliance Officer in advance.
Compensation Recovery (“Clawback”) Policy
In October 2023, our Board of Directors adopted a new compensation recovery policy intended to comply with the requirements of the Dodd-Frank Act, as implemented by NYSE rules and the SEC’s rules and regulations policy (“Clawback Policy”). The Clawback Policy requires us to recover certain cash or equity-based incentive-based compensation (as defined in the Clawback

Chegg, Inc.	61	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Policy) paid or granted to our officers, and such additional employees as may be identified from time to time, in the event we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws. The Clawback Policy requires each person covered thereby to reimburse or forfeit to us all incentive-based compensation received by them prior to the restatement that exceeds the amount they would have received had their incentive-based compensation been calculated based on the financial restatement. The recovery period extends up to three years prior to the date that it is, or reasonably should have been, concluded that we are required to prepare a restatement. The Clawback Policy applies to incentive-based compensation that is received (as defined in the Clawback Policy) after the effective date of the applicable NYSE rules. Per applicable requirements, the Clawback Policy is enforced without consideration of responsibility or fault or lack thereof. The full text of the Clawback Policy is included as Exhibit 97.1 to our Annual Report on Form 10-K for the year ended December 31, 2023.
Executive Stock Ownership Guidelines
We maintain stock ownership guidelines for our executive officers. These guidelines are intended to align the economic interests of our executive officers with our stockholders by requiring them to acquire and maintain a meaningful ownership interest in our common stock. Executive officers are required to acquire and hold an amount of our common stock equal to a multiple of base salary within five years of the later of (i) the establishment of our guidelines in 2019 or (ii) the commencement of employment service or promotion into an executive position. Shares subject to stock options, restricted stock units and performance based restricted stock units do not count towards satisfaction of these guidelines. As of December 31, 2024, all of our then serving executive officers met such stock ownership guidelines.

Position	Stock Ownership Requirement

CEO	3x annual cash salary
Other Executive Officers	1x annual cash salary
Accounting and Tax Considerations
While our Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes. We account for equity compensation paid to our employees under FASB ASC 718, which requires us to estimate and record an expense over the service period of the award. FASB ASC Topic 710 also requires us to record cash compensation as an expense at the time the obligation is accrued.
Risk Considerations
The Compensation Committee has discussed the concept of risk as it relates to our compensation programs for all employees, including our executive compensation program, and the Compensation Committee does not believe that our compensation programs encourage excessive or inappropriate risk taking. As described in further detail in this Compensation Discussion and Analysis section, we structure our pay to consist of both fixed and variable compensation. In fiscal year 2023, the Compensation Committee and management considered whether our compensation programs for employees created incentives for employees to take excessive or unreasonable risks that could materially harm our Company. The Compensation Committee believes that our compensation programs are typical for companies in our industry and that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Chegg, Inc.	62	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Report of the Compensation Committee
The information contained in the following report of our Compensation Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, unless and only to the extent that we specifically incorporate it by reference.
The Compensation Committee oversees our compensation policies, plans and benefit programs. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
SUBMITTED BY THE COMPENSATION COMMITTEE
Melanie Whelan (Chair)
Renee Budig
Marne Levine

Achieve Helping students reach their goals.

Chegg, Inc.	63	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Summary Compensation
The following table provides information regarding all compensation awarded to, earned by or paid to our NEOs for all services rendered in all capacities to us during fiscal years 2024, 2023 and 2022.

Name and Principal Position(1)	Year	Salary ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Nathan Schultz	2024	958,333	3,159,750	13,800	4,131,883
President and Chief Executive Officer	2023	900,000	6,599,975	13,200	7,513,175
	2022	821,875	5,499,946	12,200	6,334,021
Dan Rosensweig	2024	954,167	1,436,250	13,800	2,404,217
Executive Chair and Co-Chairperson of our Board of Directors, Former President and Chief Executive Officer	2023	1,100,000	3,666,649	13,200	4,779,849
	2022	1,075,000	10,999,964	12,200	12,087,164
David Longo	2024	651,813	1,899,998	13,800	2,565,611
Chief Financial Officer	2023	—	—	—	—
Andrew Brown	2024	360,938	—	11,000	371,938
Former Chief Financial Officer	2023	850,000	1,833,325	13,200	2,671,525
	2022	806,250	5,499,946	12,200	6,318,396
Esther Lem	2024	302,500	—	18,979	321,479
Former Chief Marketing Officer	2023	605,000	1,173,318	2,017	1,780,334
	2022	591,250	3,519,960	12,200	4,123,410

(1)
The amounts reported in this column represent the aggregate grant date fair value of RSU and PSU awards granted under our 2023 Equity Incentive Plan, as computed in accordance with ASC 718. For fiscal year 2024, the amounts include PSUs valued at the grant date based upon the target achievement of the performance conditions. The grant date fair values of the annual PSUs for fiscal year 2024 in the table above reflect the target potential value of the PSUs (assuming the target level of performance achievement) and were $359,063 for Mr. Rosensweig, and $1,579,875 for Mr. Schultz. If the 2024 PSUs were achieved at the maximum level of performance, the total amount reported would then be as follows: $538,594 for Mr. Rosensweig, and $789,938 for Mr. Schultz.

(2)
Represents our contributions to the account under our 401(k) plan for each NEO. In addition, Ms. Lem received $16,962 in Company-paid COBRA continuation coverage related to her separation from the Company.

Chegg, Inc.	64	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Grants of Plan Based Awards
The following table sets forth certain information regarding grants of plan-based awards to each of our NEOs during fiscal year 2024.

	Grant Date	Board Approval Date	Award Type	Estimated Possible Payout Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	Grant Date Fair Value of Stock and Option Awards(3)
Name				Threshold (#)	Target (#)	Maximum (#)		Threshold ($)	Target ($)	Maximum ($)

Nathan Schultz	6/1/2024	4/24/2024	PSU	103,125	206,250	309,375	—	395,969	789,938	1,184,906
	6/1/2024	4/24/2024	PSU	103,125	206,250	309,375	—	395,969	789,938	1,184,906
	6/1/2024	4/24/2024	RSU	—	—	—	412,500	1,579,875	1,579,875	1,579,875
Dan Rosensweig	6/1/2024	4/24/2024	PSU	46,875	93,750	140,625	—	179,531	359,063	538,594
	6/1/2024	4/24/2024	RSU	—	—	—	281,250	1,077,188	1,077,188	1,077,188
David Longo	4/12/2024	4/11/2024	RSU	—	—	—	265,734	1,899,998	1,899,998	1,899,998
Andrew Brown	N/A	N/A	N/A	—	—	—	—	—	—	—
Esther Lem	N/A	N/A	N/A	—	—	—	—	—	—	—

(1)
Upon the achievement by December 31, 2024 of certain Company performance metric measurements approved by the Compensation Committee as described under the heading “Elements of Fiscal Year Compensation—Equity Incentive Compensation—Performance-Based Restricted Stock Units,” Mr. Schultz' award vests in two equal tranches of 206,250 PSUs. Mr. Schultz's first tranche of PSUs earned with respect to the performance metric shall vest 100% on June 12, 2025. Mr. Schultz's second tranche of PSUs earned with respect to the performance metric shall vest one-half on June 12, 2026 and June 12, 2027, subject in each case to Mr. Schultz' continued service up to and through the applicable vesting dates. Mr. Rosensweig's PSUs shall vest one-third on June 12, 2025, June 12, 2026 and June 12, 2027, subject in each case to Mr. Rosensweig's continued service up to and through the applicable vesting dates.

(2)
Mr. Schultz's shares will vest one-third on June 12, 2025, and 8.33% shall vest on each quarterly anniversary thereafter such that the RSUs shall be fully vested on June 12, 2027, subject in each case to Mr. Schultz's continued service to and through the applicable vesting dates. Mr. Rosensweig's shares will vest 50% on June 12, 2025, and 6.25% shall vest on each quarterly anniversary thereafter such that the RSUs shall be fully vested on June 12, 2027, subject in each case to Mr. Rosensweig's continued service up to and through the applicable vesting dates. 100% of Mr. Longo's shares vested on March 12, 2025.

(3)
Reflects the grant date fair value of each equity award at the target performance level computed in accordance with ASC 718 and described in footnote 1 to the Summary Compensation Table. The assumptions used in the valuation of these awards are set forth in notes 2 and 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. These amounts may not correspond to the actual value that may be realized by the NEOs.

Chegg, Inc.	65	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Outstanding Equity Awards at December 31, 2024 Table
The following table provides information with respect to outstanding equity awards as of December 31, 2024 with respect to our NEOs.

			Stock Awards
	Grant Date		Number of Shares that Have Not Vested (#)	Market Value of Shares that Have Not Vested ($)(1)	Number of Unearned Shares that Have Not Vested (#)	Market Value of Unearned Shares that Have Not Vested ($)(1)
Name		Award Type

Nathan Schultz	3/1/2021(2)	TSR PSU	36,468	58,713	—	—
	3/28/2022(3)	PSU	6,398	10,301	—	—
	3/27/2023(4)	PSU	86,533	139,318	—	—
	6/1/2024(5)	PSU	206,250	332,063	—	—
	6/1/2024(6)	PSU	—	—	206,250	332,063
	3/28/2022(7)	RSU	6,398	10,301	—	—
	3/27/2023(8)	RSU	86,534	139,320	—	—
	6/1/2024(9)	RSU	412,500	664,125	—	—
Dan Rosensweig	3/1/2021(2)	TSR PSU	72,936	117,427	—	—
	3/28/2022(3)	PSU	12,796	20,602	—	—
	6/1/2024(10)	PSU	93,750	150,938	—	—
	3/28/2022(7)	RSU	12,796	20,602	—	—
	6/1/2024(11)	RSU	281,250	452,813	—	—
David Longo	1/12/2022(12)	RSU	16,148	25,998	—	—
	3/27/2023(13)	RSU	2,623	4,223	—	—
	4/12/2024(14)	RSU	265,734	427,832	—	—
Andrew Brown	N/A	N/A	—	—	—	—
Esther Lem	N/A	N/A	—	—	—	—

(1)	The market price for our common stock is based on the closing price per share of our common stock as listed on the New York Stock Exchange on December 31, 2024 of $1.61.
(2)
The shares subject to the TSR PSU award will be earned only upon achievement by February 29, 2024 of the Company performance metrics consisting of TSR as approved by the Compensation Committee. One-half of the achieved shares were to vest on March 1, 2024 and the remaining unvested portion of this TSR PSU were to vest on March 1, 2025, subject to the officers continued service up to and through each vesting date and the acceleration as described in "Termination and Change of Control Arrangements" below. None of the performance goals for the TSR PSUs were achieved; and therefore, no portion of this award was earned.

(3)
The shares subject to the PSU award were earned only upon achievement by December 31, 2022 of Company performance metrics consisting of Chegg Services Revenue and adjusted EBITDA as approved by the Compensation Committee. The Compensation Committee determined that the weighted average percentage of 39.5% of the measurements had been achieved, therefore a weighted average of 39.5% of the shares subject to the PSU award were earned. One-third of the achieved shares vested on March 12, 2023 and the remaining unvested portion of this PSU is scheduled to vest as to 8.33% on each quarterly anniversary thereafter such that the PSUs shall be fully vested on March 12, 2025, subject to the officer's continued service up to and through each vesting date and the acceleration as described in “Termination and Change of Control Arrangements” below.

Chegg, Inc.	66	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION

(4)
The shares subject to the PSU award were earned only upon achievement by December 31, 2023 of Company performance metrics consisting of Chegg Services Revenue, adjusted EBITDA, and free cash flow as approved by the Compensation Committee. The Compensation Committee determined that the weighted average percentage of 35.6% of the measurements had been achieved, therefore a weighted average of 35.6% of the shares subject to the PSU award were earned. One-third of the achieved shares vested on March 12, 2024 and the remaining unvested portion of this PSU is scheduled to vest as to 8.33% on each quarterly anniversary thereafter such that the PSUs shall be fully vested on March 12, 2026, subject to the officer's continued service up to and through each vesting date and the acceleration as described in “Termination and Change of Control Arrangements” below.

(5)
The shares subject to the PSU award were earned only upon achievement by December 31, 2024 of Company performance metrics consisting of Chegg Services Revenue, adjusted EBITDA, and free cash flow as approved by the Compensation Committee. The Compensation Committee determined that the weighted average percentage of 17.36% of the measurements had been achieved, therefore a weighted average of 17.36% of the shares subject to the PSU award were earned. 100% of the PSUs shall vest on June 12, 2025, subject to the officer's continued service up to and through each vesting date and the acceleration as described in “Termination and Change of Control Arrangements” below.

(6)
The shares subject to the PSU award shall be earned only upon achievement by December 31, 2025 of Company performance metrics consisting of Chegg Services Revenue, adjusted EBITDA, and free cash flow as approved by the Compensation Committee. One-half of the achieved shares shall vest on June 12, 2026 and June 12, 2027, subject to the officer's continued service up to and through each vesting date and the acceleration as described in “Termination and Change of Control Arrangements” below.

(7)
One-third of the shares vested on March 12, 2023 and 8.33% shall vest on each quarterly anniversary thereafter such that the RSUs were to fully vest on March 12, 2025. The vesting is subject to the officer's continued service up to and through each vesting date and the acceleration as described in “Termination and Change of Control Arrangements” below.

(8)
One-third of the shares vested on March 12, 2024 and 8.33% shall vest on each quarterly anniversary thereafter such that the RSUs shall be fully vested on March 12, 2026. The vesting is subject to the officer's continued service up to and through each vesting date and the acceleration as described in “Termination and Change of Control Arrangements” below.

(9)
One-third of the shares shall vest on June 12, 2026 and 8.33% shall vest on each quarterly anniversary thereafter such that the RSUs shall be fully vested on June 12, 2026. The vesting is subject to the officer's continued service up to and through each vesting date and the acceleration as described in “Termination and Change of Control Arrangements” below.

(10)
The shares subject to the PSU award were earned only upon achievement by December 31, 2024 of Company performance metrics consisting of Chegg Services Revenue, adjusted EBITDA, and free cash flow as approved by the Compensation Committee. The Compensation Committee determined that the weighted average percentage of 17.36% of the measurements had been achieved, therefore a weighted average of 17.36% of the shares subject to the PSU award were earned. One-third of the achieved shares shall vest on June 12, 2025, June 12, 2026 and June 12, 2027, subject to the officer's continued service up to and through each vesting date and the acceleration as described in “Termination and Change of Control Arrangements” below.

(11)
One-half of the shares shall vest on June 12, 2025 and 6.25% shall vest on each quarterly anniversary thereafter such that the RSUs shall be fully vested on June 12, 2027. The vesting is subject to the officer's continued service up to and through each vesting date and the acceleration as described in “Termination and Change of Control Arrangements” below.

(12)
One-fourth of the shares vested on April 12, 2022 and 6.25% shall vest on each quarterly anniversary thereafter such that the RSUs were fully vested on April 12, 2025. The vesting was subject to the officer's continued service up to and through each vesting date and the acceleration as described in “Termination and Change of Control Arrangements” below.

(13)
One-half of the shares vested on March 12, 2024 and 12.5% shall vest on each quarterly anniversary thereafter such that the RSUs were fully vested on March 12, 2025. The vesting is subject to the officer's continued service up to and through each vesting date and the acceleration as described in “Termination and Change of Control Arrangements” below.

(14)
100% of the shares vested on March 12, 2025. The vesting was subject to the officer's continued service up to and through each vesting date and the acceleration as described in “Termination and Change of Control Arrangements” below.

Chegg, Inc.	67	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Option Exercises and Stock Vested Table
The following table presents information concerning the aggregate number of shares of our common stock for which options were exercised during fiscal year 2024 for each of the NEOs. In addition, the table presents information on shares of our common stock that were acquired upon the vesting of stock awards during 2024 for each of the NEOs on an aggregated basis.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting ($)(2)
Name

Nathan Schultz	—	—	204,150	1,105,744
Dan Rosensweig	—	—	236,207	1,607,621
David Longo	—	—	31,271	177,363
Andrew Brown	—	—	—	—
Esther Lem	—	—	—	—

(1)	Amounts reflect the vesting of RSUs and PSUs.
(2)	The value realized on the shares acquired is the fair market value of the shares on the date of vesting, which was the closing price of our common stock on such date as traded on the NYSE.

Invested g Chegg We are unwavering supporters of students and a reliable, readily-available resource.

Chegg, Inc.	68	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Termination and Change of Control Arrangements
The attraction and retention of executive talent continues to be a focus for us. To ensure alignment with peer practices and offer competitive compensation programs, the Compensation Committee periodically reviews our executive compensation and employee benefits, including with respect to ongoing retention in connection with the consideration of potential corporate transactions.
Pursuant to the Executive Chairman Agreement we entered into with Mr. Rosensweig effective June 1, 2024, we have agreed to provide certain cash severance benefits and equity award vesting acceleration in the event of certain terminations of employment both outside a change-of-control and in connection with a change-of-control (i.e., double-trigger severance protections), which superseded and replaced any then-existing severance protections to which Mr. Rosensweig was entitled under any arrangements with us prior to the execution of the Agreement.
After considering data and advice provided by Aon, the Compensation Committee approved a Severance Plan on October 17, 2024 (the “Severance Plan”). The Severance Plan provides ongoing retention in the event we consider potential corporate transactions that may create uncertainty as to future employment and also allows us to attract talented executives going forward.
Each of our currently serving NEOs other than our Executive Chair, is a Covered Employee under the Severance Plan, which superseded and replaced any then-existing severance protections to which the applicable executives were entitled under their arrangements with us prior to the adoption of the Severance Plan.
We do not provide tax gross-ups if an executive is subject to excise taxes as a result of severance or change-of-control benefits and we do not provide any single-trigger change-of-control benefit.
These arrangements are intended to attract and retain qualified executives who have alternatives that may appear to them to be less risky absent these severance arrangements, and to mitigate a potential disincentive to consideration and execution of an acquisition, particularly where the services of these executive officers may not be required by the acquirer. We also believe that entering into these arrangements will help our executive officers maintain continued focus and dedication to their responsibilities to help maximize stockholder value if there is a potential transaction that could involve a change-of-control of the Company.
Dan Rosensweig
Mr. Rosensweig resigned from his positions as President and Chief Executive Officer and was appointed as our Executive Chair, effective June 1, 2024. We entered into an Executive Chairman Agreement with Mr. Rosensweig, setting forth the terms and conditions of his employment with the Company as Executive Chairman on April 25, 2024, and effective June 1, 2024. The agreement provides for at-will employment and has no specific term. Pursuant to Mr. Rosensweig’s agreement, in the event of Mr. Rosensweig’s termination of employment for any reason, Mr. Rosensweig will be paid any earned but unpaid base salary and other unpaid and then-vested amounts. In addition, Mr. Rosensweig will be eligible for the severance payments under the circumstances set forth below, subject to him releasing us from all claims, continued compliance with his obligations under his confidentiality agreement, promptly resigning from all officer and director positions with the Company and/or any parent, subsidiary or affiliate of the Company, unless otherwise requested by the Board; and returning all company property to the Company.
Severance Plan
As noted above, each of our currently serving NEOs other than Mr. Rosensweig participates as a Covered Employee in our Severance Plan adopted October 17, 2024. Upon the termination of a Covered Employee’s employment for any reason, the Covered Employee will be entitled to receive (a) any earned but unpaid base salary, and (b) any vested employee benefits in accordance with the terms of the applicable employee benefit plan or program.

Chegg, Inc.	69	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
In addition, in the following events, and within the time limits provided, Covered Employees under the Severance Plan will receive:
Cash Severance
The Covered Employee will receive a cash lump sum payment equal to the product of (i) such Covered Employee’s annual base salary rate as in effect on the date of the Involuntary Termination (disregarding for this purpose any decrease in annual base salary constituting Good Reason) and (ii) the relevant factor set forth in the table below.
Annual Bonus
If the Company adopts an annual bonus plan applicable to the Covered Employee pursuant to which such Covered Employee is eligible for a target annual bonus during such Covered Employee’s employment termination year, then the Covered Employee will receive an additional cash lump sum payment equal to: (i) the Covered Employee’s pro rata target annual bonus for the year of termination, calculated by multiplying the Covered Employee’s target annual bonus as of the date of termination by a fraction, the numerator of which is the number of days worked in the performance year and the denominator of which is 365; plus (ii) such Covered Employee’s target annual bonus for the year of termination multiplied by the relevant factor set forth in the table below.
Continued COBRA Coverage
If the Covered Employee timely elects continued group health plan continuation coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), the Company will pay the Covered Employee’s premiums on behalf of the Covered Employee for the Covered Employee’s continued coverage under the Company’s group health plans, including coverage for the Covered Employee’s eligible dependents, as set forth in the table below, or, in any such case, until such earlier date on which the Covered Employee becomes eligible for health coverage from another employer or ceases to be eligible for COBRA coverage for any reason.

	Base Salary Factor		Bonus Plan Factor		Continued COBRA Coverage
Termination Type and Timing	CEO	NEO	CEO	NEO	CEO	NEO

Involuntary Termination in Connection with a Change in Control on or before the Second Anniversary of the Effective Date	1.5x	1.25x	1.5x	1.25x	18 months	15 months
Involuntary Termination in Connection with a Change in Control after the Second Anniversary of the Effective Date	1.5x	1.0x	1.5x	1.0x	18 months	12 months
Involuntary Termination Not in Connection with a Change in Control on or before the Second Anniversary of the Effective Date	1.25x	1.25x	1.25x	1.25x	15 months	15 months
Involuntary Termination Not in Connection with a Change in Control after the Second Anniversary of the Effective Date.	1.0x	1.0x	0	0	12 months	12 months
Equity Vesting
Involuntary Termination in Connection with a Change in Control
In the event of Involuntary Termination in Connection with a Change in Control on or before the Second Anniversary of the Effective Date, each of the Covered Employee’s then-outstanding, unvested Time-Vesting Awards and Performance Satisfied Awards will accelerate and become vested and exercisable or settled with respect to one hundred percent (100%) of the unvested shares subject thereto. Performance Subject Awards will accelerate and become vested and exercisable or settled (if at all) as set forth in the terms of the applicable award agreement; provided, however, that if any Performance Subject Awards whose measurement periods have not been completed, and performance has not been measured, as of the Change in Control, do not

Chegg, Inc.	70	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
specify the calculation of performance upon a Change in Control, the performance will be deemed achieved at either the target level of performance described in the applicable award agreement or at the actual level of performance achieved under the terms of the applicable award agreement, if such performance is determinable as of immediately prior to the Change in Control, and the resulting number of achieved Performance Subject Awards will accelerate and become vested in full. To permit the foregoing acceleration in the event an Involuntary Termination occurs within the Three-Month Lookback prior to a Change in Control, any then-unvested Company equity awards held by the Covered Employee will not terminate and will remain outstanding (provided that in no event will any Company equity award remain outstanding beyond the expiration of its maximum term) and eligible for acceleration and settlement, as applicable, with respect to the proposed Change in Control. In the event that the proposed Change in Control is not completed during the Three-Month Lookback, any unvested Company equity awards held by the Covered Employee (after giving effect to any other applicable accelerated vesting)
Involuntary Termination Not in Connection with a Change in Control
In the event of Involuntary Termination Not in Connection with a Change in Control on or before the Second Anniversary of the effective Date, Each of the then-outstanding, unvested Time-Vesting Awards and Performance Satisfied Awards held by the Covered Employee will accelerate and become vested and exercisable or settled with respect to the number of unvested shares subject thereto that would have vested had the Covered Employee continued in employment with the Company following the Covered Employee’s Involuntary Termination for (a) in the case of the CEO, twelve (12) months; and (b) in the case of an NEO Covered Employee, twelve (12) months.
All severance payments and benefits under the Severance Plan are subject to the Covered Employee executing a release of claims.
Estimated Payments and Benefits as of December 31, 2024 for Each NEO
The following tables set forth the estimated payments and benefits that would be received by each of the NEOs upon (i) involuntary termination in connection with a change-of-control and (ii) involuntary termination not in connection with a change-of-control. This table reflects amounts payable to each NEO assuming that his employment was terminated on December 31, 2024, and the change-of-control of the Company also occurred on that date. The closing market price per share of our common stock on the NYSE on December 31, 2024 was $1.61.
Involuntary Termination in Connection with a Change-of-Control

	In Connection with a Change in Control on or before the Second Anniversary of the Effective Date					In Connection with a Change in Control after the Second Anniversary of the Effective Date
Named Executive Officer	Severance Payment ($)(1)	Annual Bonus ($)	Medical Benefits Continuation ($)(2)	Accelerated Vesting of Equity Awards ($)(3)	Total ($)	Severance Payment ($)(1)	Annual Bonus ($)	Medical Benefits Continuation ($)(2)	Accelerated Vesting of Equity Awards ($)(3)	Total ($)

Nathan Schultz	1,500,000	450,000	57,608	1,627,489	3,635,097	1,500,000	450,000	57,608	1,627,489	3,635,097
David Longo	850,000	255,000	47,287	458,053	1,610,340	680,000	204,000	37,829	458,053	1,379,882

(1)	The amounts reported reflect cash severance that is calculated based on each NEOs 2024 base salary as of December 31, 2024.
(2)	The amounts reported represent costs for COBRA.
(3)
The value of the accelerated vesting of unvested equity awards has been calculated based on the closing market price of our common stock on the NYSE on December 31, 2024 which was $1.61 per share. All outstanding stock options were fully vested on December 31, 2024, and as such are not included in the total. The number of earned and unvested PSUs relating to the performance periods ending December 31, 2022, 2023, and 2024 were calculated as set forth above in footnotes 3, 4, and 5 to the Outstanding Equity Awards at Fiscal Year End Table.
Based on the closing market price of our common stock on the NYSE on December 31, 2024, no portion of the TSR PSU would be achieved or eligible for acceleration.

Chegg, Inc.	71	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Involuntary Termination Not in Connection with a Change-of-Control

	Not In Connection with a Change in Control on or before the Second Anniversary of the Effective Date					Not In Connection with a Change in Control after the Second Anniversary of the Effective Date
Named Executive Officer	Severance Payment ($)(1)	Annual Bonus ($)	Medical Benefits Continuation ($)(2)	Accelerated Vesting of Equity Awards ($)(3)	Total ($)	Severance Payment ($)(1)	Annual Bonus ($)	Medical Benefits Continuation ($)(2)	Accelerated Vesting of Equity Awards ($)(3)	Total ($)

Nathan Schultz	1,250,000	375,000	48,007	243,513	1,916,520	1,000,000	—	38,406	243,513	1,281,919
David Longo	850,000	255,000	47,287	458,053	1,610,340	680,000	—	37,829	458,053	1,175,882

(1)	The amounts reported reflect cash severance that is calculated based on each NEOs 2024 base salary as of December 31, 2024.
(2)	The amounts reported represent costs for COBRA.
(3)
The value of the accelerated vesting of unvested equity awards has been calculated based on the closing market price of our common stock on the NYSE on December 31, 2024 which was $1.61 per share. All outstanding stock options were fully vested on December 31, 2024, and as such are not included in the total. The number of earned and unvested PSUs relating to the performance periods ending December 31, 2022, 2023, and 2024 were calculated as set forth above in footnotes 3, 4, and 5 to the Outstanding Equity Awards at Fiscal Year End Table.
Based on the closing market price of our common stock on the NYSE on December 31, 2024, no portion of the TSR PSU would be achieved or eligible for acceleration.

Chegg Dedicated to empowering students.

Chegg, Inc.	72	Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Chief Executive Officer Pay Ratio
Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K (“Item 402(u)”), we are required to disclose the ratio of our principal executive officer’s annual total compensation to the annual total compensation of our median employee. For purposes of determining the Chief Executive Officer pay ratio, because we had multiple Chief Executive Officers for the year, we have used Nathan Schultz' compensation in 2024 plus Dan Rosensweig's compensation for the period he served as Chief Executive Officer in 2024. As disclosed in the Summary Compensation Table, the 2024 annual total compensation for our current Chief Executive Officer, Nathan Schultz was $4,131,883 and the 2024 annual total compensation for our Former President and Chief Executive Officer until May 31, 2024, Dan Rosensweig, was $2,404,217, resulting in an aggregate Chief Executive Officer total compensation of $6,536,100. The 2024 annual total compensation of our median employee was $78,674. Accordingly, the ratio of the 2024 annual total compensation of our Chief Executive Officer, Nathan Schultz, to the 2024 annual total compensation of our median employee is 53 to 1 and the ratio to our Former Chief Executive Officer, Dan Rosensweig, was 31 to 1, resulting in a aggregate Chief Executive Officer pay ratio of 83 to 1. We believe these ratios, which were calculated in a manner consistent with Item 402(u), to be a reasonable estimate, based upon the assumptions and adjustments described below.
Identifying the Median Employee
We identified our median employee, taking into account all individuals, excluding our Chief Executive Officer, who were employed by us on a worldwide basis as of December 31, 2024 (the “employee population determination date”), whether employed on a full-time, part-time, seasonal or temporary basis, and including employees on a partial year leave of absence. We did not include any contractors or other non-employee workers in our employee population.
Compensation Measures and Calculation Methodology
To identify our median employee in 2024, we chose to use a consistently applied compensation measure, which we selected as base salary or wages paid to each of our employees for the 12-month period from January 1, 2024 to December 31, 2024. For employees paid other than in U.S. dollars, we converted their compensation to U.S. dollars using foreign exchange rates in effect on December 31, 2024. For permanent employees hired during 2024, we annualized their base salary or wages as if they had been employed for the entire measurement period. We did not make any cost-of-living adjustments for employees outside of the United States.
The median employee identified in 2024 was an employee based in India, and who continued to be employed on December 31, 2024. We calculated the annual total compensation for this individual using the same methodology we use to calculate the amount reported for our current and former CEO in the “Total” column of the Summary Compensation Table as set forth in this proxy statement.

Chegg, Inc.	73	Proxy Statement for the 2025 Annual Meeting of Stockholders

Pay Versus Performance Disclosure

Provided below is our “pay versus performance” disclosure as required pursuant to Item 402(v) of Regulation S-K promulgated under the Exchange Act. As required by Item 402(v), we have included:
•A list of the most important financial measures linking a measure of pay calculated in accordance with Item 402(v) (referred to as “Compensation actually paid”, or “CAP”) to Company performance for our most recent fiscal year;
•A table that compares the total compensation of our named executive officers or NEOs as presented in the Summary Compensation Table (“SCT”) to their CAP and that compares their CAP to specified performance measures for the four most recent fiscal years; and
•Graphs that describe:
◦the relationships between CAP and our cumulative total stockholder return (“TSR”), GAAP Net (Loss) Income, and our Company selected measure, Adjusted EBITDA; and
◦the relationship between our TSR and the TSR of the Nasdaq Composite Index (“Index TSR”).
The only difference between the SCT and CAP amounts for our NEOs is the value of stock awards, which for purposes of the SCT is based on the grant date fair value of stock awards granted during the year, and for purposes of CAP is based on the year over year change in the fair value of stock awards that are unvested as of the end of the year, or that vested or were forfeited during the year.
This disclosure has been prepared in accordance with Item 402(v) and does not necessarily reflect value actually realized by the NEOs. Please refer to our Compensation Discussion and Analysis on pages 47 to 62 for a discussion of our executive compensation program objectives and the ways in which we align executive compensation with performance.
Our Most Important Metrics Used for Linking Pay and Performance
As required by Item 402(v), below are the most important performance measures used by the Company to link our NEOs compensation actually paid for 2024 to the Company's performance. The metrics below are used for purposes of determining payouts under our annual cycle PSU program.
•Total Net Revenues
•Adjusted EBITDA
•Free Cash Flow

Chegg, Inc.	74	Proxy Statement for the 2025 Annual Meeting of Stockholders

PAY VERSUS PERFORMANCE DISCLOSURE
Our 2024 PSUs, which represent a significant portion of our NEOs target direct compensation for the year, were eligible to be earned and vest contingent on the achievement of three equally weighted performance metrics: (1) fiscal year 2024 Total Net Revenues, (2) fiscal year 2024 Adjusted EBITDA, and (3) fiscal year 2024 Free Cash Flow (each as defined in our Compensation Discussion and Analysis on page 49). Adjusted EBITDA is the Company-selected measure included in the table and graphs below.
Pay Versus Performance Table
In accordance with Item 402(v), we provide below the tabular disclosure for the Company's President, Chief Executive Officer and Co-Chairperson (our Principal Executive Officer or “PEO”) and the average of our NEOs other than the PEO (“non-PEO NEOs”) for 2024, 2023, 2022 and 2021 and 2020.

							Value of Initial Fixed S100 Investment Based On:
Fiscal Year	Summary Compensation Table Total for PEO Dan Rosensweig(1) ($)	Compensation Actually Paid to PEO Dan Rosensweig(2) ($)	Summary Compensation Table Total for PEO Nathan Schultz (1) ($)	Compensation Actually Paid to PEO Nathan Schultz(2) ($)	Average Summary Compensation Table Total for non-PEO NEOs(1) ($)	Average Compensation Actually Paid to non-PEO NEOS(3) ($)	Total Stockholder Return ($)	NASDAQ Composite Total Stockholder Return(4) ($)	Net (Loss) Income (in thousands) ($)	Adjusted EBITDA (in thousands)(5) ($)
(a)	(b)	(c)			(d)	(e)	(f)	(g)	(h)	(i)

2024	2,404,217	196,478	4,131,883	(693,309)	1,086,343	234,181	4.25	215.22	(837,068)	149,667
2023	4,779,849	(688,671)	—	—	3,104,169	196,528	29.97	167.30	18,180	222,400
2022	12,087,164	(4,776,037)	—	—	5,471,691	2,348,120	67.34	116.65	266,638	254,525
2021	21,005,605	(2,978,784)	—	—	9,280,385	(826,037)	80.98	174.36	(1,458)	265,859
2020	10,381,080	36,270,875	—	—	4,285,861	13,669,798	238.27	143.64	(6,221)	207,058

(1)
Dan Rosensweig is the PEO for each year shown. Nathan Schultz, who became PEO in 2024, is shown as the second PEO for 2024.The non-PEO NEOs for 2020-2023 were Andrew Brown, Nathan Schultz, John Fillmore and Esther Lem. The Non-PEO NEOs for 2024 were David Longo, Andrew Brown and Esther Lem..

(2)	To calculate CAP to the PEO in column (c) the following amounts were deducted from and added to the applicable SCT Total Compensation:

Fiscal Year	Summary Compensation Table Total for PEO ($)	Deductions from Summary Compensation Table Total(a) ($)	Inclusion of Equity Values Total l(b) ($)	Compensation Actually Paid to PEO ($)

2024 for PEO Dan Rosensweig	2,404,217	(1,436,250)	(771,489)	196,478
2024 for PEO Nathan Schultz	4,131,883	(3,159,750)	(1,665,442)	(693,309)

(a)	Represents the grant date fair value of equity awards reported in the “Stock Awards” column in the Summary Compensation Table for 2024.

Chegg, Inc.	75	Proxy Statement for the 2025 Annual Meeting of Stockholders

PAY VERSUS PERFORMANCE DISCLOSURE

(b)
Reflects the value of equity calculated in accordance with the SEC methodology for determining compensation actually paid under Item 402(v) of Regulation S-K. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity values included in CAP are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Equity Value Included in Compensation Actually Paid ($)
	(a)	(b)	(c)	(d)	(e)	(f)	(g) = (a) + (b) + (c) + (d) - (e) + (f)

2024 for PEO Dan Rosensweig	479,015	(174,254)	—	(1,076,250)	—	—	(771,489)
2024 for PEO Nathan Schultz	779,417	(1,231,189)	—	(1,213,670)	—	—	(1,665,442)

(3)	To calculate CAP to the non-PEO NEOs in the column (e) the following amounts were deducted from and added to the applicable SCT Total compensation:

Fiscal Year	Summary Compensation Table Total for non-PEO NEOs ($)	Deductions from Summary Compensation Table Total(a) ($)	Additions to Summary Compensation Table Total(b) ($)	Compensation Actually Paid to non-PEO NEOs ($)

2024	1,086,343	(633,333)	(218,829)	234,181

(a)	Represents the grant date fair value of equity awards reported in the “Stock Awards" column in the Summary Compensation Table for 2024.
(b)
Reflects the value of equity calculated in accordance with the SEC methodology for determining compensation actually paid under Item 402(v) of Regulation S-K. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity values included in CAP are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Equity Value Included in Compensation Actually Paid ($)
	(a)	(b)	(c)	(d)	(e)	(f)	(g) = (a) + (b) + (c) + (d) - (e) + (f)

2024	142,611	(61,006)	—	(138,561)	(161,873)	—	(218,829)

(4)
Reflects TSR indexed to $100 for the Nasdaq Composite Index, which is an industry line peer group reported in the performance graph included in the Company's 2024 Annual Report on Form 10-K. The amounts assume that $100 was invested at the market close on December 31, 2019, in the common stock of Chegg, Inc. and the NASDAQ Composite, and the NASDAQ Composite assumes reinvestment of dividends.

(5)	Please see page 49 for a definition of Adjusted EBITDA.

Chegg, Inc.	76	Proxy Statement for the 2025 Annual Meeting of Stockholders

PAY VERSUS PERFORMANCE DISCLOSURE
Relationship between CAP and TSR
The chart below reflects the relationship between the PEO and average non-PEO NEO CAP versus our TSR and the NASDAQ Composite Index TSR.

$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($5.0)
Compensation Actually Paid ($ millions)
250
225
200
175
150
125
100
75
50
25
0
-25
Total Shareholder Return (TSR)
$238
$215
$36.3
$174
$167
$144
$117
$81
$67
$13.7
$30
$4.8
$0.2
$4
($0.8)
$2.3
$0.2
$0.2
($0.7)
($0.7)
($3.0)
2020
2021
2022
2023
2024
PEO CAP ($M) - Rosensweig, Daniel
PEO CAP ($M) - Schultz, Nathan J
Avg NEO CAP ($M)
CHGG TSR
Index TSR

Relationship between CAP and GAAP Net (Loss) Income
The chart below reflects the relationship between the PEO and average non-PEO NEO CAP and our GAAP Net (Loss) Income.

Compensation Actually Paid ($ millions)
GAAP Net Income ($ millions)
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($5.0)
400
300
200
100
0
-100
-200
-300
-400
-500
-600
-700
-800
-900
$36.3
$13.7
($6)
($1)
($0.8)
($3.0)
$267
$4.8
$2.3
$18
$0.2
($0.7)
$0.2
$0.2
($0.7)
($837)
2020
2021
2022
2023
2024
PEO CAP ($M) - Rosensweig, Daniel
PEO CAP ($M) - Schultz, Nathan J
Avg NEO CAP ($M)
GAAP Net Income

Chegg, Inc.	77	Proxy Statement for the 2025 Annual Meeting of Stockholders

PAY VERSUS PERFORMANCE DISCLOSURE
Relationship between CAP and Adjusted EBITDA (our Company-Selected Measure)
The chart below reflects the relationship between the PEO CAP and average non-PEO NEO CAP and our Adjusted EBITDA.

$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($5.0)
Compensation Actually Paid ($ millions)
300
275
250
225
200
175
150
125
100
75
50
25
0
Adj. EBITDA ($ millions)
$36.3
$207
$266
$255
$222
$150
$13.7
($0.8)
($3.0)
$4.8
$2.3
$0.2
($0.7)
$0.2
$0.2
($0.7)
2020
2021
2022
2023
2024
PEO CAP ($M) - Rosensweig, Daniel
PEO CAP ($M) - Schultz, Nathan J
Avg. Other NEOs CAP
Adj. EBITDA

Chegg, Inc.	78	Proxy Statement for the 2025 Annual Meeting of Stockholders

Transactions with Related Parties, Founders and Control Persons

Since January 1, 2024, we have not been a party to any transaction or series of similar transactions that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K in which:
•we have been or are to be a participant;
•the amount involved exceeded or exceeds $120,000; and
•any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.
Review, Approval or Ratification of Transactions with Related Parties
Our related-party transactions policy requires approval of transactions to which we are a party and in which an officer, director, nominee for director, stockholder beneficially owning more than five percent of our outstanding capital stock or an immediate family member of a person sharing a household with such person has a material interest. Any transaction that we intend to undertake with such persons, irrespective of the amounts involved (unless such transaction is subject to standing pre-approval as provided under the policy or pursuant to a resolution adopted by our Compensation Committee), will be submitted to our Ethics Counselor for his or her determination of what approvals are required under the related-party transactions policy. The Ethics Counselor will refer to the Chair of our Audit Committee (or another member of our Audit Committee if the Chair is a party to the transaction) any such transaction for review. In the event our Ethics Counselor becomes aware of a transaction with a related person that has not been previously approved or previously ratified under the related-party transactions policy that required such approval, it will be submitted promptly to the Chair or other member of our Audit Committee for review. Based on the conclusions reached, the Chair or other member of our Audit Committee will evaluate all options, including but not limited to ratification, amendment or termination of the transaction with the related person.
In approving or rejecting the proposed transaction, the Chair or other member of our Audit Committee will consider the relevant and available facts and circumstances, including such facts as (i) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated; (ii) the terms of the transaction; and (iii) any other relevant information and considerations with respect to the proposed transaction. The Chair or other member of our Audit Committee will approve only those transactions with related persons that, in light of known circumstances, are in or are not inconsistent with, the best interests of our Company and our stockholders, as such Chair or other member of our Audit Committee determines in the good faith exercise of his or her discretion.

Chegg, Inc.	79	Proxy Statement for the 2025 Annual Meeting of Stockholders

Report of the Audit Committee

The information contained in the following report of Chegg’s Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by Chegg under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that Chegg specifically incorporates it by reference.
The Audit Committee has reviewed and discussed with Chegg’s management and Deloitte & Touche LLP the audited consolidated financial statements of Chegg as of and for the year ended December 31, 2024, and the effectiveness of internal control over financial matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence from Chegg.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Chegg’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the Securities and Exchange Commission.
SUBMITTED BY THE AUDIT COMMITTEE
Renee Budig (Chair)
Marcela Martin
Richard Sarnoff
Ted Schlein

Chegg, Inc.	80	Proxy Statement for the 2025 Annual Meeting of Stockholders

Additional Information

Stockholder Proposals to be Presented at the Next Annual Meeting
Chegg’s Bylaws provide that, for stockholder nominations to the Board of Directors or other proposals to be considered at an Annual Meeting of Stockholders, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Chegg, Inc., 3990 Freedom Circle, Santa Clara, California 95054, Attn: Corporate Secretary.
To be timely for the 2026 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at the principal executive office of Chegg not earlier than 5:00 p.m. Eastern Time on February 19, 2026 and not later than 5:00 p.m. Eastern Time on March 21, 2026. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by applicable law and our Bylaws.
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at Chegg’s 2026 Annual Meeting of Stockholders must be received by us no later than December 18, 2025 in order to be considered for inclusion in Chegg’s proxy materials for that meeting. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by applicable law and our Bylaws.
Delinquent Section 16(a) Reports
Section 16 of the Exchange Act requires Chegg’s directors, executive officers and any persons who own more than 10% of Chegg’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish Chegg with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms furnished to Chegg and written representations from the directors and executive officers, Chegg believes that all Section 16(a) filing requirements were timely met during 2024, except that one report, covering two transactions, was filed late for Nathan Schultz and Dan Rosensweig.

Chegg, Inc.	81	Proxy Statement for the 2025 Annual Meeting of Stockholders

ADDITIONAL INFORMATION
Available Information
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website at https://investor.chegg.com and click on "SEC Filings" under the "Investor Relations" heading. Chegg will also make available without charge, upon written request, a copy of Chegg’s annual report on Form 10-K for the year ended December 31, 2024, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Chegg, Inc.
3990 Freedom Circle
Santa Clara, CA 95054
Attn: Investor Relations
The Annual Report is also available at https://investor.chegg.com.
“Householding” - Stockholders Sharing the Same Last Name and Address
The SEC has adopted rules that permit companies and intermediaries (such as Brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report and proxy materials, including the Notice, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.
We expect that a number of Brokers with account holders who are our stockholders will be “householding” our Annual Report and proxy materials, including the Notice. A single Notice and, if applicable, a single set of Annual Report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your Broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge, either by calling toll-free (800) 542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
Upon written or oral request, Chegg will promptly deliver a separate copy of the Notice and, if applicable, Annual Report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice and, if applicable, annual report and other proxy materials, you may write to Chegg’s Investor Relations department at 3990 Freedom Circle, Santa Clara, California 95054, Attn: Investor Relations, or via email to ir@chegg.com.
Any stockholders who share the same address and currently receive multiple copies of Chegg’s Notice or Annual Report and other proxy materials who wish to receive only one copy in the future can contact their Broker to request information about householding or Chegg’s Investor Relations department at the address listed above.

Chegg, Inc.	82	Proxy Statement for the 2025 Annual Meeting of Stockholders

Other Matters

Our Board of Directors does not presently intend to bring any other business before the meeting and, so far as is known to our Board of Directors, no matters are to be brought before the meeting except as specified in the Notice of the meeting. If other matters are properly brought before the meeting and presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgement. Discretionary authority for them to do so is provided for in the proxy card and other forms of proxy.

Chegg Embrace the possibilities.

Chegg, Inc.	83	Proxy Statement for the 2025 Annual Meeting of Stockholders

Appendix A

Reconciliation of Non-GAAP Financial Measures
We believe that certain non-GAAP financial measures, including adjusted EBITDA and free cash flow, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding items that may not be indicative of our core business, operating results or future outlook. Our management uses these non-GAAP financial measures in assessing our operating results, as well as when planning, forecasting and analyzing future periods and believes that such measures enhance investors' overall understanding of our current financial performance. These non-GAAP financial measures also facilitate comparisons of our performance to prior periods. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income or net cash provided by operating activities determined in accordance with GAAP. Management strongly encourages stockholders to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

Chegg, Inc.	A-1	Proxy Statement for the 2025 Annual Meeting of Stockholders

APPENDIX A
The following is a reconciliation of net loss to EBITDA and Adjusted EBITDA for the year ended December 31, 2024 (in thousands, unaudited):

Year Ended December 31, 2024

Net loss	(837,068)
Interest expense	2,590
Provision for income taxes	148,702
Depreciation and amortization expense	78,344
EBITDA	(607,432)
Share-based compensation expense	84,614
Other income, net	(51,332)
Acquisition-related compensation costs	752
Restructuring charges	24,603
Impairment expense	677,239
Impairment of lease related assets	5,557
Content and related asset charge	3,666
Loss contingency	12,000
Adjusted EBITDA	149,667
The following is a reconciliation of net cash provided by operating activities to free cash flow for the year ended December 31, 2024 (in thousands, unaudited):

Year Ended December 31, 2024

Net cash provided by operating activities	125,205
Purchases of property and equipment	(74,953)
Free cash flow	50,252

Chegg, Inc.	A-2	Proxy Statement for the 2025 Annual Meeting of Stockholders

Appendix B

Amendment to the Chegg, Inc. 2023 Equity Incentive Plan
We adopted the 2023 Equity Incentive Plan on April 7, 2023 (the “2023 Plan”). Prior to this Amendment No. 1 to the 2023 Plan, the number of shares of Common Stock, par value $0.001 per share, reserved under the 2023 Plan was 12,000,000.
Our Board of Directors may, with stockholder approval, amend the 2023 Plan to increase the number of authorized shares reserved for issuance under the 2023 Plan.
Our Board of Directors has determined that it is advantageous to the Company and necessary to attract and retain the best available personnel to amend the 2023 Plan to increase the number of shares reserved for issuance under the 2023 Plan.
Now, therefore, the 2023 Plan is hereby amended as follows:
1. Section 2.1 of the 2023 Plan shall be amended and restated as follows:
“2.1. Number of Shares Available. Subject to Sections 2.5 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan, as of the Effective Date, is 10,037,610 Shares, plus (a) shares that are subject to stock options or other awards granted under the Prior Plan that cease to be subject to such stock options or other awards by forfeiture or otherwise after the Effective Date, (b) shares issued under the Prior Plan before or after the Effective Date pursuant to the exercise of stock options that are, after the Effective Date, forfeited, (c) shares issued under the Prior Plan that are repurchased by the Company at the original issue price and (d) shares that are subject to stock options or other awards under the Prior Plan that are used to pay the Exercise Price of an option or withheld to satisfy the tax withholding obligations related to any award. After the Effective Date, no further awards can be granted under the Prior Plan.”
Except as expressly set forth in this Amendment No. 1, all other terms and conditions set forth in the 2023 Plan shall remain in full force and effect. Each capitalized term used and not defined herein shall have the meaning set forth in the 2023 Plan.
Subject to approval of the stockholders, this Amendment No. 1 has been adopted by our Board of Directors of the Company by April 17, 2025.
This Amendment No. 1 will be submitted to the stockholders of the Company for approval at the annual meeting of stockholders to be held on June 4, 2025 and will become effective upon receipt of approval by the stockholders.

Chegg, Inc.	B-1	Proxy Statement for the 2025 Annual Meeting of Stockholders

0

CHEGG, INC.

Proxy for Annual Meeting of Stockholders on June 4, 2025, 9:00 A.M Pacific Time

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints each of Nathan Schultz and David Longo, as proxies with full power of substitution, to represent and vote, as designated on the reverse side of this ballot, all the shares of Common Stock of Chegg, Inc. (the "Company") held of record by the undersigned at the close of business on April 7, 2025 at the Annual Meeting of Stockholders to be held virtually at https://web.lumiconnect.com/299143484 (password: CHGG2025) on June 4, 2025 at 9:00 a.m. Pacific Time, and at any adjournment or postponement thereof (with discretionary authority under Proposal 1 to vote for a substitute nominee if the nominee is unable to serve or for good cause will not serve) and in their discretion on such other matters as may properly come before said meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IT WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

CHEGG, INC.

June 4, 2025

GO GREEN

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Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20303303030000000000 4 060425

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjourments or postponements thereof. This proxy when properly executed will be voted as directed herein by the undersigned Stockholder. **If no direction is made, this proxy will be voted "FOR" the election of the director in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

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